UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23686

MULTI-SELECT SECURITIES FUND FOR PUERTO RICO RESIDENTS

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code:  (787) 250-3600

Date of fiscal year end:  March 31

Date of reporting period:  April 1, 2023 - March 31, 2024

Item 1. Report to Unitholders.

(a)  The following is a copy of the report transmitted to unitholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Multi-Select Securities Fund for Puerto Rico Residents
2024 ANNUAL REPORT

LETTER TO UNITHOLDERS

April 22, 2024

Dear Unitholder:

Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”) is pleased to present this Letter to Unitholders for the fiscal year ended March 31, 2024.

The Federal Reserve Board (the “Fed”) raised the Fed funds rate a total of 0.50% during the Fund’s fiscal year. This was considerably slower than the increase of 4.50% during the fiscal year ended March 31, 2023. The Fed funds rate closed the fiscal year at 5.25% to 5.50%.

The Fed did not raise rates at any of the last five meetings of the fiscal year and in a statement after the March 2024 meeting it cited strong job gains, a low unemployment rate, and inflation, although lower, that remains elevated, (i.e., higher than the Fed’s 2% target) as reasons for leaving the Fed funds rates untouched. The Fed does not believe it will be appropriate to reduce the Fed Funds range until it has more confidence inflation continues to move towards its long-term goal.

The updated summary of economic projections of the Fed Board members, published after the March meeting, projected lower Fed funds rates and inflation for the remainder of calendar year 2024 and 2025. Market participants have adjusted their expectations for Fed funds rate cuts. Two to three cuts are expected beginning in June 2024, although the pace and timing of any cuts would depend on future inflation indicators.

The yield curve remains inverted. Major equity indexes ended the fiscal year trading at or close to their all- time highs. The best performing index for the first three months of 2024 was the S&P 500. Technology mega cap stocks led the performance, but other sectors contributed to broaden the index return.

Geopolitical risks remain elevated. The Russia-Ukraine war remains at a standstill. Aid to Ukraine is stalled in Congress. The risk of the Israel-Hamas conflict extending to the region remains a concern. The attack on shipping lanes in the Red Sea has damaged commercial ships, prompting major companies to re-route their fleets, raising shipping costs and lengthening delivery times. The military interventions on targets in Yemen by a coalition led by the U.S. and the U.K., and Israel’s attack across the border in Syria have increased the odds of a spill-over of hostilities across the region.

The combination of higher inflation, an inverted yield curve, the timing of the end of the tightening cycle, and elevated geopolitical risks continue to present a challenging environment for the management of the portfolios. Notwithstanding, the Investment Adviser and sub-advisers remain committed to seeking investment opportunities within the allowed parameters.

Sincerely,

Leslie Highley, Jr.

Managing Director

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended March 31, 2024. The views and opinions in the letter were current as of April 22, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

March 31, 2024 (Unaudited)

Multi-Select Securities Fund for Puerto Rico Residents

Management Discussion and Analysis

I.	Registration Under the Investment Company Act of 1940

The Fund is a Puerto Rico investment trust established pursuant to the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 19, 2021. The U.S. Securities and Exchange Commission (the “SEC”) has yet to approve the registration of offerings of securities of the Fund under the Securities Act of 1933, as amended (the “1933 Act”), and as a result the Fund has suspended offerings of its securities. Units of the Fund continue to be redeemed at net asset value (“NAV”).

II.	Market Commentary for the Period April 1, 2023, to March 31, 2024

This Management Discussion and Analysis focuses primarily on market performance and the performance of each of the portfolios offered by the Fund for the period from April 1, 2023, to March 31, 2024. Under normal conditions, each portfolio intends to invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or other equity securities of U.S. or foreign companies (“the Equity Portion”) and approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities.

Equity Markets

U.S. equities, represented by the Standard and Poor’s 500 Index® (“S&P 500 Index®”) returned 29.88% for the year ended March 31, 2024. (The indices described herein are defined in the Glossary at the end of this Management Discussion and Analysis). International developed market equities, as represented by the MSCI EAFE Index®, returned 15.90% for the year ended March 31, 2024, underperforming the U.S. equity markets.

Global equities have posted solid gains in the first stages of 2024, following robust results from large cap and high-quality companies. Despite early signs of a resurgence in U.S. inflation and soaring yields, the stock markets have stayed resilient.

The higher-than-expected U.S. Consumer Price Index (CPI) and Producer Price Index (PPI) readings were a reminder that the last mile of the inflation fight may prove tricky, causing some sharp moves in yields to which long-duration equites are sensitive.

2023 earnings likely narrowly avoided a contraction. In contrast to the U.S. where the Q4 earnings season had marked the second straight quarter of growth, earnings in the European Union

March 31, 2024 (Unaudited)

(EU) are surprisingly to the downside, while in Japan upbeat results have been supported by the weak yen.

Global equities are currently trading at a 12-month forward price-to-earnings (P/E) ratio of 17.4x (MSCI ACWI Index). Equity risk premiums remained low historically, especially against fixed income markets.

Over the last several months, U.S. equities have been buoyed by: 1) better-than-expected economic growth; 2) improving inflation; 3) the end of Fed rate hikes and the Fed signaling the possibility of rate cuts; and 4) surging investment in artificial Intelligence infrastructure and applications; despite recent economic data that suggests a slowdown in growth and hotter-than-expected inflation.

Crucially, consumer spending should continue to be supported by healthy labor market dynamics. Initial claims for unemployment insurance remain low, jobs continue to be added in the most cyclical segments of the labor market (manufacturing and construction), there are 1.4 open jobs for every unemployed worker, and real wages are rising. In addition, access to capital is improving with high yield markets open and the banks backing away from their tightening bias. While inflation readings for January were a bit hotter than expected, the data could have been impacted by seasonal adjustment issues. More broadly, corporate America continues to suggest disinflationary trends remain in place, commodity prices are near multi-year lows, and consumer inflation expectations remain well contained.

Each market is reviewed in more detail below*:

Index		Investment Style	2Q23	3Q23	4Q23	1Q24	1 Year

	Domestic Equites

Dow Jones Industrial Average - Total Return		Blue Chips	3.97	(2.10)	13.09	6.06	22.18

S&P 500 - Total Return		Large Cap Core	8.74	(3.27)	11.69	10.56	29.88

Rusell 1000 Growth - Total Return		Large Cap Growth	12.81	(3.13)	14.16	11.41	39.00

Rusell 1000 Value - Total Return		Large Cap Value	4.07	(3.16)	9.50	8.99	20.27

Rusell Mid Cap - Total Return		Mid Cap Core	4.76	(4.68)	12.82	8.60	22.35

Rusell 2000 - Total Return		Small Cap Core	5.21	(5.13)	14.03	5.18	19.71

	International Equites

MSCI EAFE - Gross Return		Developed Markets	3.22	(4.05)	10.47	5.93	15.90

MSCI EMF - (Emerging Markets) - Gross Return		Emerging Markets	1.04	(2.79)	7.93	2.44	8.59

*Indices are not managed and do not reflect fees and expenses that would reduce returns.

 Past performance does not guarantee future results.

March 31, 2024 (Unaudited)

III.	Results of the Various Portfolios of the Fund

The Fund is currently comprised of six separate investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”), and each Portfolio offers two classes of units: Class A and Class L. For each class of units of each Portfolio, the underlying investments are identical, although each class’ expense structure is different. For details of each Portfolio’s class expense structure, please refer to the Fund’s prospectus. For each Portfolio, approximately 20% of the investment portfolio (“the Puerto Rico Securities Portion”) is directly managed by the Fund’s adviser, UBS Asset Managers of Puerto Rico (the “Investment Adviser” or “UBS AMPR”), a division of UBS Trust Company of Puerto Rico. For each Portfolio, approximately 80% of the investment portfolio, the Equity Portion, is invested in common stocks and other equity securities of U.S. or foreign companies and is managed by a selection of sub-advisers.

The following table reflects total returns for the periods 1YR, 5YR & 10YR. Returns show the combined results for each Portfolio, net of expenses, and include both the Puerto Rico Securities Portion and the Equity Portion.

March 31, 2024 (Unaudited)

	Total Returns for the period ended March 31, 2024(1)

Multi-Select Portfolio Units Class Benchmark	Equity Portion Manager	1 Year Ended 03/31/2024	5 years Ended 03/31/2024	10 years Ended 03/31/2024
Large Cap Value I

Class A		8.52%	7.22%	6.87%

Class L		8.50%	6.95%	6.54%
Russell 1000 Value Total Return Index	The London Co.	20.27%	10.32%	9.01%
Return After Taxes on Distributions and sale of fund units		5.04%	5.62%	5.51%
Return After Taxes on Distributions and sale of fund units		5.03%	5.44%	5.27%
Large Cap Core I

Class A		31.23%	11.61%	10.31%

Class L(a)		31.22%	11.34%	9.95%
S&P 500 Total Return Index	Atalanta Sosnoff	29.88%	15.05%	12.96%
Return After Taxes on Distributions and sale of fund units - Class A		18.49%	9.27%	8.55%
Return After Taxes on Distributions and sale of fund units - Class L		18.48%	9.04%	8.23%

Large Cap Growth I

Class A		40.79%	14.19%	12.96%

Class L	Winslow Capital	40.81%	13.90%	12.60%
Russell 1000 Growth Total Return Index		39.00%	18.52%	15.98%
Return After Taxes on Distributions and sale of fund units - Class A		24.15%	11.42%	10.91%
Return After Taxes on Distributions and sale of fund units - Class L		24.16%	11.18%	10.58%
International I

Class A		9.95%	2.37%	-0.69%
MSCI EAFE Net Index	Cambiar Investors	15.32%	7.33%	4.80%
Return After Taxes on Distributions and sale of fund units		5.89%	1.75%	-0.60%
Mid Cap Core I

Class A		26.61%	12.63%	10.91%

Class L(b)	The London Co.	26.57%	12.34%	10.54%
Russell Mid Cap Index		22.35%	11.10%	9.95%
Return After Taxes on Distributions and sale of fund units - Class A		15.75%	10.12%	9.08%
Return After Taxes on Distributions and sale of fund units - Class L		15.73%	9.87%	8.75%
Small Cap Core I

Class A	Cambiar Investors	4.34%	6.14%	6.44%
Russell 2000 Index Total Return Index		19.71%	8.10%	7.58%
Return After Taxes on Distributions and sale of fund units		2.57%	4.81%	5.20%

(1) The performance data for each of the Portfolios listed above represents past performance and is not an indicator of future performance. Returns may vary from audited financial statements due to the consideration of income reinvestment. Current results may be lower or higher than those shown. The investment return and principal value of an investment will fluctuate so that an investor’s units, when redeemed, may be worth more or less than their original cost. All returns are based on NAV. Performance is net of fund fees and trading costs and excludes the effects of applicable sales loads. Performance data for Class L units since inception may vary from Class A units. The inception date for each class of each Portfolio is June 30, 2004, except for the following:

(a) Large Cap Core Portfolio I Class L Units: December, 2004 and stopped trading in February 2007 and recommenced trading in September 2008.

(b) Mid Cap Core Portfolio Class L Units: Stopped trading in December 2007 and recommenced trading in September 2008.

(2) All benchmark indices were rebalanced on December 31, 2007, due to strategy changes. Please refer to the “Benchmark Index” section for a description of each index. Returns with periods of more than one year are annualized.

The Fund’s registration statements contain important information that shareholders should read carefully, including investment objectives, charges, expenses, and risk factors. For more current information and month-end performance, contact your financial advisor or call UBS Financial Services Inc. at (787) 250-3600.

March 31, 2024 (Unaudited)

Performance of the Portfolios

Comments on each Portfolio are included below. Also included are graphs that depict the performance of a $10,000 investment in each of the Portfolios from March 31, 2014, through March 31, 2024, with any income generated being reinvested in the same Portfolio. The graphs include the results of the Class A and Class L units. Sales loads applicable to Class A units, which have the effect of reducing the rate of return during the applicable period, are not considered in the graphs. It is important to note that past performance does not guarantee future results.

1. The Puerto Rico Securities Portions, managed by UBS AMPR

Starting January 1, 2008, the Puerto Rico Securities Portion allocation was significantly tilted towards cash and cash equivalents in order to implement a futures strategy. By investing a portion of the Equity Portion in stock index futures contracts, the Investment Adviser is attempting to achieve a risk and return profile for each Portfolio that approximates the results that might be achieved by investing the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as a benchmark for the investment strategy of the relevant Equity Portion.

To fulfill its investment strategy, UBS AMPR purchases and sells stock index futures contracts with the objective of achieving a high correlation to the relevant benchmarks. Due to the minimum denominations required to enter into stock index futures contracts, the Portfolios may have different weightings, thus resulting in different returns than their respective benchmarks. Also, because the Fund constantly issues and redeems units, and due to market volatility, UBS AMPR constantly adjusts the number of contracts either by purchasing new stock index futures contracts or selling existing positions of stock index futures contracts. UBS AMPR strives to optimize the proper mix long positions of stock index futures contracts.

2. The Equity Portions, managed by Sub-Advisers

March 31, 2024 (Unaudited)

A. Large Cap Value Portfolio I

Since February 1, 2016, the Equity Portion of the Large Cap Value Portfolio I has been managed by The London Company (“London”), which replaced Blackrock. London takes a long term total return mindset to building the Equity Portion of the Large Cap Value Portfolio I. Long-term growth of capital is first achieved by minimizing losses in down markets, and secondarily by ensuring that portfolios can generally participate in market appreciation. In other words, London focuses primarily on downside protection, with capital appreciation as a secondary objective. The investment team believes in investing like private market buyers, focusing on cash return on tangible capital; they believe value is defined by discounting cash inflows and outflows by an optimal cost of capital. Bottom-up stock selection is a critical component of their investment process as the firm’s process and begins with a screen to identify companies characterized by high return on operating capital (profitability), consistent and stable free cash flow yield (cash generation), and attractive operating earnings/enterprise value (valuation). Their fundamental research consists of four critical elements: balance sheet optimization analysis, private market value analysis, corporate governance/management incentives audit, and insider ownership/trading activity. This results in a portfolio of 30 – 40 stocks which the manager believes are trading at a 30% to 40% discount to fair market value. The goal of the London Company’s strategy is total return, with a primary focus on downside protection, with above average income and capital appreciation as secondary objectives. Large Cap Value Portfolio I lagged the Russell 1000 Value Total Return Index® by 8.52% to 20.27% during the last 12 months.

March 31, 2024 (Unaudited)

Class L units does not have sales load.

Portfolio Holdings Summary	Large Cap Value

Puerto Rico time deposit open account	1,219,001	19.79%

Common Stocks	4,901,523	79.59%

Long Futures contracts	38,116	0.62%

	6,158,640	100.00%

March 31, 2024 (Unaudited)

B. Large Cap Core Portfolio I

Since January 27, 2011, the Equity Portion of Large Cap Core Portfolio I has been managed by Atalanta Sosnoff Capital, LLC (“Atalanta”), which replaced Alliance Bernstein Strategic Research. Atalanta’s investment philosophy is focused on finding companies entering periods of earnings acceleration, believing that over time earnings drive stock prices, positioning them to capture the compounding effects of earnings acceleration and multiple expansions. The process is predominantly a fundamental bottom-up approach but does take macro factors into consideration when forming the investment opinion. They typically select stocks from the Russell 1000 Index universe. The strategy generally holds 35-65 positions, diversified across 10-15 industries and 5-8 sectors. Large Cap Core Portfolio I outperformed the S&P 500 Total Return Index® by 31.23% to 29.88% during the last 12 months.

March 31, 2024 (Unaudited)

        Class L units does not have sales load.

Portfolio Holdings Summary	Large Cap Core

Puerto Rico time deposit open account	1,256,643	17.25%

Common Stocks	6,004,164	82.41%

Long Futures contracts	24,550	0.34%

	7,285,357	100.00%

March 31, 2024 (Unaudited)

C. Large Cap Growth Portfolio I

Since May 28, 2021, the Equity Portion of Large Cap Growth Portfolio I has been managed by Winslow Capital Management, LLC (“Winslow”), which replaced Loomis Sayles & Company. Winslow is a registered investment adviser and an affiliate of Nuveen, LLC.

Winslow has specialized in growth equities for almost 30 years, having followed the same investment philosophy and process. They are one of the industry’s largest active U.S. large cap growth managers and the Winslow brand is synonymous with high quality growth investing. they are also, experts in analyzing growth companies and growth industries and pricing growth assets. Their goal is to achieve successful client outcomes over the long-term while carefully managing risk. The “Winslow Perspective”, which is their differentiated, proprietary research process, along with disciplined portfolio and risk management, is at the heart of achieving successful outcomes for their clients. Their “Client-Centric Culture” drives all decision making at the firm. Large Cap Growth Portfolio I outperformed the Russell 1000 Growth Total Return Index® by 40.79% to 39.00% during the last 12 months.

March 31, 2024 (Unaudited)

          Class L units does not have sales load.

Portfolio Holdings Summary	Large Cap Growth

Puerto Rico time deposit open account	1,512,922	18.03%

Common Stocks	6,851,919	81.67%

Long Futures contracts	25,332	0.30%

	8,390,173	100.00%

March 31, 2024 (Unaudited)

D. International Portfolio I

Since August 1, 2016, the Equity Portion of the International Portfolio I has been managed by Cambiar Investors, LLC (“Cambiar”), which replaced NFJ Investment Group. Cambiar is a Denver-based boutique with a history that goes back to the early 1970’s. Cambiar is a bottom-up relative value manager that seeks what they believe to be financially strong companies that area trading at significant discounts, and that also possess one or more catalysts that have the potential to unlock a projected upside of 50% in the next 12-24 months. The strategy invests in international companies with a capitalization of $1 billion or greater. Cambiar has run an international strategy since 1997, shortly after CIO Brian Barish, who had international/emerging market responsibilities in previous jobs, joined the firm. Originally independent, then a subsidiary of United Asset Management and then Old Mutual, employees of the firm bought themselves back in 2001 and it is now 100% employee owned. International Equity Portfolio I lagged the MSCI EAFE Net Index® by 9.95% to 15.32% during the last 12 months.

Portfolio Holdings Summary	International

Puerto Rico time deposit open account	459,425	18.54%

Common Stocks	2,014,469	81.28%

Long Futures contracts	4,640	0.19%

	2,478,534	100.00%

March 31, 2024 (Unaudited)

E. Mid Cap Core Portfolio I

Since May 28, 2021, the Equity Portion of the Mid Cap Core Portfolio I has been managed by The London Company (“London”), which replaced Principal Global Investors. London believes that markets are less efficient at predicting risk than they are at predicting reward. Their investment process begins with a quantitative screen that evaluates companies on return on capital, earnings yield, and free cash flow yield. They seek out companies that are delivering high returns on capital. They believe that investing in companies that can earn cash on their cash provides those companies with advantaged financial flexibility which allows them to better weather downturns in their businesses. The manager believes this metric, combined with a durable and sustainable competitive advantage, should lead to more predictable cash flows, lower volatility of returns, and lower downside risk. London uses their unique “Balance Sheet Optimization Analysis” to uncover companies that may be overcapitalized and under levered with high levels of free cash flow. The optimization assesses management’s ability to create value through the optimization of the capital structure based on the strength of the company’s balance sheet and tangible assets under management’s control. Companies are valued using current free cash flow, the lowered cost of capital, and little-to-no growth assumptions. If the cost of capital can be lowered by using the assets on hand, downside risk can be mitigated to create a more concrete margin of safety. London compliments the optimization through a private market value (“PMV”) analysis that considers recent merger and acquisition activity in order to assess what valuation multiples are being paid for like companies or assets. The PMV analysis attempts to corroborate the balance sheet optimization analysis and develops a realistic range of intrinsic value. Purchase candidates will be trading at a 20-40% discount to the manager’s estimate of intrinsic value. Mid Cap Core Portfolio I outperformed the Russell Mid Cap Index® by 26.61% to 22.35% during the last 12 months.

March 31, 2024 (Unaudited)

          Class L units does not have sales load.

Portfolio Holdings Summary	Mid Cap Core

Puerto Rico time deposit open account	854,730	17.05%

Common Stocks	4,124,936	82.28%

Long Futures contracts	33,531	0.67%

	5,013,197	100.00%

March 31, 2024 (Unaudited)

F. Small Cap Core Portfolio I

Since May 28, 2021, the Equity Portion of the Small Cap Core Portfolio I has been managed by Cambiar Investors, LLC (“Cambiar”), which replaced The Boston Trust & Investment Management Company. Cambiar is a Denver-based boutique with a history that goes back to the early 1970’s. Cambiar is a bottom-up relative value manager that seeks what they believe to be financially strong companies selling at significant undervaluations that also possess one or more catalysts that have the potential to unlock the company’s upside potential in the next 12-18 months. The strategy focuses on companies with a capitalization below $3 billion, targeting a weighted average portfolio market cap of around $1.5 billion. Originally independent, then a subsidiary of United Asset Management and then Old Mutual, employees of the firm bought themselves back in 2001 and it is now 100% employee owned. Small Cap Core Portfolio I lagged the Russell 2000 Index Total Return® by 4.34% to 19.71% during the last 12 months.

March 31, 2024 (Unaudited)

Portfolio Holdings Summary	Small Cap Core

Puerto Rico time deposit open account	503,872	18.79%

Common Stocks	2,156,614	80.43%

Long Futures contracts	20,975	0.78%

	2,681,461	100.00%

March 31, 2024 (Unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

The SEC has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (“BOD”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on May 24, 2024, the Committee presented a report to the BOD that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2024, through March 31, 2024, and stated the following:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
●	The Fund’s investment strategy remained appropriate for an open-end Fund;
●	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;
●	The Fund did not breach the 15% limit on Illiquid Investments; and
●	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

March 31, 2024 (Unaudited)

III. MD&A Glossary

Equity Indices

Morgan Stanley/Capital International EAFE Index® (MSCI EAFE) - The MSCI EAFE Index consists of over 2,600 securities in nearly 62 industry classifications listed on 21 stock exchanges in Europe, Australia, New Zealand, and the Far East. The MSCI EAFE Index aims to cover about 85% of each market’s total capitalization. Included companies represent a sampling of large, medium, and small capitalization companies and replicate the industries from each local market.

Russell 1000 Growth Index® - Measures the performance of those Russell 1000 companies with higher than average price-to-book ratios and higher estimated potential growth values.

Russell 1000 Value Index® - Measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Index® - Measures the performance of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

Russell 3000 Index® - An unmanaged performance index composed of the 3,000 largest U.S. companies as determined by total market capitalization. The index represents approximately 98% of the investable U.S. equity market.

Russell Mid Cap Index® - Consists of the smallest 800 securities in the Russell 1000 index, as ranked by total market capitalization. This index accurately captures the medium-sized universe of securities and represents approximately 35% of the Russell 1000 total market capitalization.

Standard & Poor’s 500 Index® (S&P 500) - Covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues). It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

International Portfolio I - Financial Highlights

		Class A Units

		For the fiscal year ended March 31, 2024		For the fiscal year ended March 31, 2023		For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit	Net asset value, beginning of period	$9.27		$9.84		$10.53

Operating	Net investment income (loss)	0.02		0.00	**	(0.04)
Performance: (a)	Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	0.90		(0.57)		(0.65)

	Total from investment operations	0.92		(0.57)		(0.69)
	Less: Dividends from net investment income to common unitholders	0.00	***	-		-

	Net asset value, end of period	$10.19		$9.27		$9.84

Total Investment Return: (b)	Based on net asset value per unit ^	9.95%		(5.79%)		(6.55%)

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%		1.82%		1.75%
	Gross expenses to average net assets	4.15%		3.06%		2.78%
	Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	0.22%		0.02%		(0.40%)

Supplemental	Net assets, end of period (in thousands)	$2,605		$3,040		$3,897

Data:	Portfolio turnover	41.21%		32.83%		60.95%

**	Net investment income for the fiscal year ended March 31, 2023, amounted to $0.002.
***	Dividends from net investment income to common unitholders for fiscal year ended March 31, 2024, amounted to $0.002.
^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 277,603, 355,315, and 414,618 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.
(c)	Based on average net assets of $2,613,871, $3,086,355, and $4,428,630 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

(d)

The effect of the expenses waived for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets applicable to common unitholders by 2.39%, 1.24%, and 1.03%, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Core Portfolio I - Financial Highlights	(continues)

		Class A Units

		For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit	Net asset value, beginning of period	$31.35	$36.44	$32.67

Operating	Net investment income (loss)	(0.32)	(0.24)	(0.35)
Performance: (a)	Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	10.11	(4.85)	4.12

	Total from investment operations	9.79	(5.09)	3.77

	Net asset value, end of period	$41.14	$31.35	$36.44

Total Investment Return: (b)	Based on net asset value per unit ^	31.23%	(13.94%)	11.51%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.81%	1.75%
	Gross expenses to average net assets	3.20%	2.64%	2.80%
	Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(0.91%)	(0.79%)	(0.97%)

Supplemental	Net assets, end of period (in thousands)	$5,017	$4,325	$5,383

Data:	Portfolio turnover	41.95%	67.09%	47.04%

^	Total investment return excludes the effects of sales charges.

(a)	Based on average outstanding units of 129,639, 142,680 and 153,350 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.

(c)	Based on average net assets of $4,547,169, $4,440,889, and $5,535,739 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

(d)

The effect of the expenses waived for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.44%, 0.83%, and 1.05%, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Core Portfolio I - Financial Highlights	(concluded)

		Class L Units

		For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit	Net asset value, beginning of period	$32.67	$37.99	$34.20

Operating	Net investment income (loss)	(0.33)	(0.27)	(0.52)
Performance: (a)	Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	10.53	(5.05)	4.31

	Total from investment operations	10.20	(5.32)	3.79

	Net asset value, end of period	$42.87	$32.67	$37.99

Total Investment Return: (b)	Based on net asset value per unit ^	31.22%	(13.98%)	11.05%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.87%	2.15%
	Gross expenses to average net assets	3.22%	2.71%	3.30%
	Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(0.91%)	(0.85%)	(1.37%)

Supplemental	Net assets, end of period (in thousands)	$2,328	$1,774	$2,063

Data:	Portfolio turnover	41.95%	67.09%	47.04%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 54,318 for fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022.

(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.
(c)	Based on average net assets of $1,989,504, $1,758,151, and $2,049,032 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.
(d)

The effect of the expenses waived for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.46%, 0.84%, and 1.15%, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Growth Portfolio I - Financial Highlights	(continues)

		Class A Units

		For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit	Net asset value, beginning of period	$34.25	$39.63	$36.62

Operating	Net investment income (loss)	(0.55)	(0.41)	(0.60)
Performance: (a)	Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	14.52	(4.97)	3.61

	Total from investment operations	13.97	(5.38)	3.01

	Net asset value, end of period	$48.22	$34.25	$39.63

Total Investment Return: (b)	Based on net asset value per unit ^	40.79%	(13.58%)	8.22%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.81%	1.75%
	Gross expenses to average net assets	3.10%	2.65%	2.77%
	Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(1.38%)	(1.27%)	(1.44%)

Supplemental	Net assets, end of period (in thousands)	$6,085	$5,462	$6,556

Data:	Portfolio turnover	65.62%	76.07%	124.60%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 144,579, 161,956, and 172,95 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.

(c)	Based on average net assets of $5,744,785, $5,287,251, and $7,139,920 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

(d)

The effect of the expenses waived for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.34%, 0.84%, and 1.02%, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Growth Portfolio I - Financial Highlights	(concluded)

		Class L Units

		For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit	Net asset value, beginning of period	$31.98	$37.03	$34.35

Operating	Net investment income (loss)	(0.52)	(0.40)	(0.71)
Performance: (a)	Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	13.57	(4.65)	3.39

	Total from investment operations	13.05	(5.05)	2.68

	Net asset value, end of period	$45.03	$31.98	$37.03

Total Investment Return: (b)	Based on net asset value per unit ^	40.81%	(13.64%)	7.80%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.88%	2.15%
	Gross expenses to average net assets	3.14%	2.72%	3.27%
	Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(1.38%)	(1.33%)	(1.84%)

Supplemental	Net assets, end of period (in thousands)	$2,445	$1,737	$2,011

Data:	Portfolio turnover	65.62%	76.07%	124.60%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 54,310 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022.

(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.

(c)	Based on average net assets of $2,028,454, $1,653,329, and $2,100,811 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

(d)

The effect of the expenses waived for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.38%, 0.84%, and 1.12%, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Value Portfolio I - Financial Highlights	(continues)

		Class A Units

		For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit	Net asset value, beginning of period	$23.44	$25.89	$22.93

Operating	Net investment income (loss)	0.06	0.02	(0.02)
Performance: (a)	Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	1.94	(2.47)	3.00

	Total from investment operations	2.00	(2.45)	2.98
	Less: Dividends from net investment income to common unitholders	(0.02)	-	(0.02)

	Net asset value, end of period	$25.42	$23.44	$25.89

Total Investment Return: (b)	Based on net asset value per unit ^	8.52%	(9.46%)	12.99%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.77%	1.81%	1.75%
	Gross expenses to average net assets	3.03%	2.63%	2.82%
	Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	0.27%	(0.07%)	(0.09%)

Supplemental	Net assets, end of period (in thousands)	$4,574	$5,306	$6,193

Data:	Portfolio turnover	9.02%	2.81%	12.17%

^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 200,581, 230,480, and 246,603 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.

(c)	Based on average net assets of $4,725,566, $5,422,365, and $6,148,778 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

(d)

The effect of the expenses waived for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.26%, 0.82%, and 1.07%, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Value Portfolio I - Financial Highlights	(concluded)

		Class L Units

		For the fiscal year ended March 31, 2024		For the fiscal year ended March 31, 2023		For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit	Net asset value, beginning of period	$22.63		$25.01		$22.22

Operating	Net investment income (loss)	0.06		0.00	*	(0.12)
Performance: (a)	Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	1.86		(2.38)		2.91

	Total from investment operations	1.92		(2.38)		2.79
	Less: Dividends from net investment income to common unitholders	0.00	**	-		-

	Net asset value, end of period	$24.55		$22.63		$25.01

Total Investment Return: (b)	Based on net asset value per unit ^	8.50%		(9.52%)		12.56%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.77%		1.87%		2.15%
	Gross expenses to average net assets	3.06%		2.69%		3.32%
	Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	0.27%		(0.01%)		(0.49%)

Supplemental	Net assets, end of period (in thousands)	$1,757		$1,619		$1,790

Data:	Portfolio turnover	9.02%		2.81%		12.17%

*	Net investment income for the fiscal year ended March 31, 2023, amounted to $0.002.
**	Dividends from net investment income to common unitholders for the fiscal year ended March 31, 2024, amounted to $0.002.
^	Total investment return excludes the effects of sales charges.
(a)	Based on average outstanding units of 71,569, 71,563 and 71,563 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022.
(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.

(c)	Based on average net assets of $1,629,491, $1,622,972, and $1,727,903 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

(d)

The effect of the expenses waived for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.29%, 0.82%, and 1.17%, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Mid Cap Core Portfolio I - Financial Highlights	(continues)

		Class A Units

		For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:
Per Unit	Net asset value, beginning of period	$36.79	$38.48	$37.50

Operating	Net investment income (loss)	(0.34)	(0.33)	(0.38)
Performance: (a)	Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	10.13	(1.36)	1.36

	Total from investment operations	9.79	(1.69)	0.98

	Net asset value, end of period	$46.58	$36.79	$38.48

Total Investment
Return: (b)	Based on net asset value per unit ^	26.61%	(4.39%)	2.61%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.75%	1.80%	1.75%
	Gross expenses to average net assets	3.28%	2.76%	2.80%
	Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(0.85%)	(0.92%)	(0.97%)

Supplemental	Net assets, end of period (in thousands)	$3,402	$3,761	$4,234

Data:	Portfolio turnover	16.54%	18.48%	101.44%

	^ Total investment return excludes the effects of sales charges.

	(a) Based on average outstanding units of 87,649, 106,117 and 113,446 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

	(b) Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.

	(c) Based on average net assets of $3,491,475, $3,836,236, and $4,496,162 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

(d)  The effect of the expenses waived for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unit holders by 1.53%, 0.96%, and 1.05%, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Mid Cap Core Portfolio I - Financial Highlights	(concluded)

		Class L Units

		For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:
Per Unit	Net asset value, beginning of period	$32.44	$33.95	$33.22
Operating	Net investment income (loss)	(0.30)	(0.31)	(0.48)
Performance: (a)	Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	8.92	(1.20)	1.21

	Total from investment operations	8.62	(1.51)	0.73

	Net asset value, end of period	$41.06	$32.44	$33.95

Total Investment
Return: (b)	Based on net asset value per unit ^	26.57%	(4.45%)	2.20%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.75%	1.86%	2.15%
	Gross expenses to average net assets	3.33%	2.83%	3.30%
	Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(0.84%)	(0.98%)	(1.37%)

Supplemental	Net assets, end of period (in thousands)	$1,727	$1,364	$1,428

Data:	Portfolio turnover	16.54%	18.48%	101.44%

	^ Total investment return excludes the effects of sales charges.

	(a) Based on average outstanding units of 42,055 for fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022.

	(b) Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.

	(c) Based on average net assets of $1,484,347, $1,339,166, and $1,473,501 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

(d)  The effect of the expenses waived for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.58%, 0.97%, and 1.15%, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Small Cap Core Portfolio I - Financial Highlights

		Class A Units

		For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:
Per Unit	Net asset value, beginning of period	$29.04	$30.79	$30.63

Operating	Net investment income (loss)	(0.20)	(0.21)	(0.30)
Performance: (a)	Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	1.46	(1.54)	0.46

	Total from investment operations	1.26	(1.75)	0.16

	Net asset value, end of period	$30.30	$29.04	$30.79

Total Investment
Return: (b)	Based on net asset value per unit ^	4.34%	(5.71%)	0.56%

Ratios: (c)(d)	Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.82%	1.75%
	Gross expenses to average net assets	3.97%	3.06%	2.81%
	Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(0.72%)	(0.74%)	(0.96%)

Supplemental	Net assets, end of period (in thousands)	$2,916	$3,074	$3,643

Data:	Portfolio turnover	25.08%	31.79%	146.86%

	^ Total investment return excludes the effects of sales charges.

	(a) Based on average outstanding units of 101,120, 110,524, and 126,041 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

	(b) Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends.

	(c) Based on average net assets of $2,882,874, $3,100,291, and $3,904,319 for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

(d)  The effect of the expenses waived for the fiscal years ended March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 2.21%, 1.24%, and 1.06%, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents International Portfolio I

Schedule of Investments	March 31, 2024

COMMON STOCKS - 77.34% of net assets applicable to common unitholders
Shares			Issuer	Value

Australia - 1.52% of net assets applicable to common unitholders
Oil and Gas Extraction - 1.97% of total investments
7,909	B		Santos Limited - Sponsored ADR	$39,624

Total Australia (cost $47,579)				$39,624

Belgium - 4.11% of net assets applicable to common unitholders
Chemicals & Allied - 2.33% of total investments
762	B		UCB SA - Sponsored ADR	$46,951

Depository Institutions - 2.98% of total investments
1,603	B		KBC Group NV - Sponsored ADR	60,129

Total Belgium (cost $92,674)				$107,080

Canada - 3.67% of net assets applicable to common unitholders
Metal Mining - 2.27% of total investments
767			Agnico Eagle Mines Limited	$45,752

Oil and Gas Extraction - 2.47% of total investments
1,350			Suncor Energy, Inc.	49,829

Total Canada (cost $91,668)				$95,581

England - 15.81% of net assets applicable to common unitholders
Food and Kindred Products - 2.86% of total investments
387	B		Diageo PLC - Sponsored ADR	$57,562

Depository Institutions - 2.64% of total investments
5,638	B		Barclays PLC - Sponsored ADR	53,279

Chemicals & Allied - 2.35% of total investments
1,106	B		GSK PLC - Sponsored ADR	47,414

Engineering, Accounting, Research, Management, and Related Services - 2.23% of total investments
709	B		Intertek Group PLC - Sponsored ADR	44,955

Fabricated Metal Products, except Machinery and Transportation Equipment - 1.88% of total investments
546	B		BAE Systems PLC - Sponsored ADR	37,865

Miscellaneous Services - 2.00% of total investments
1,895	B		SSE PLC - Sponsored ADR	40,269

Personal Care Services - 1.93% of total investments
4,568			Haleon PLC	38,782

Security & Commodity Brokers, Dealers, Exchanges and Services - 2.71% of total investments
1,792	B		London Stock Exchange Group, Inc - Sponsored ADR	54,531

Wholesale Trade Non-Durable Goods - 1.84% of total investments
967	B		Bunzl PLC - Sponsored ADR	37,075

Total England (cost $392,625)				$411,732

	France - 8.46% of net assets applicable to common unitholders
Oil and Gas Extraction - 1.97% of total investments
577	B	A	TotalEnergies SE - Sponsored ADR	$39,715

Transportation Equipment - 1.81% of total investments
788	B		Airbus SE - Sponsored ADR	36,374

Fabricated Metal Products, except Machinery and Transportation Equipment - 2.08% of total investments
232	B		LVMH Moët Hennessy - Louis Vuitton, Société Européenne - Sponsored ADR	41,999

Chemicals & Allied - 1.67% of total investments
808	B		L’Air Liquide S.A. - Sponsored ADR	33,686

Business Services - 3.40% of total investments
1,487	B		Capgemini SE - Sponsored ADR	68,566

Total France (cost $150,447)				$220,340

	Germany - 10.92% of net assets applicable to common unitholders

Postal Service - 2.56% of total investments
1,196	B	A	Deutsche Post AG- Sponsored ADR	$51,522

Wholesale Trade-Durable Goods - 1.33% of total investments
5,990	B		PUMA SE - Sponsored ADR	26,805.0

Electric, Gas, & Sanitary Services - 1.71% of total investments
1,012	B		RWE Aktiengesellschaft - Sponsored ADR	34,398.0

Electronic & Equipment - 1.95% of total investments
1,153			Infineon Technologies AG - Sponsored ADR	39,225.0

Business Services - 2.66% of total investments
275	B		SAP SE - Sponsored ADR	53,633.0

Railroad Transportation - 2.23% of total investments
2,388			Knorr-Bremse AG - Sponsored ADR	44,990.0

Chemicals & Allied - 1.68% of total investments
958	B		Merck Kommanditgesellschaft auf Aktien - Sponsored ADR	33,750.0

Total Germany (cost $274,841)				$284,323

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents International Portfolio I

Schedule of Investments	(concluded)	March 31, 2024

Shares		Issuer			Value

Hong Kong - 1.05% of net assets applicable to common unitholders
	Insurance Carriers - 1.36% of total investments
1,016	B	AIA Group Limited - Sponsored ADR			$27,310

Total Hong Kong (cost $37,650)					$27,310

Ireland - 1.56% of net assets applicable to common unitholders
	Depository Institutions - 2.01% of total investments
4,001		Bank of Ireland Group PLC - Sponsored ADR			$40,570

Total Ireland (cost $37,416)					$40,570

Japan - 15.00% of net assets applicable to common unitholders
	Industrial & Commercial Machinery & Computer Equipment - 3.46% of total investments
277	B	Tokyo Electron Limited - Sponsored ADR			$35,991
185	B	Hitachi, Ltd. - Sponsored ADR			33,724

	Electronic & Equipment - 6.86% of total investments
410	B	Sony Group Corp - Sponsored ADR			35,153
3,511	B	Nidec Corporation - Sponsored ADR			36,093
2,377	B	Murata Manufacturing Co. - Sponsored ADR			22,177
2,701		Fuji Electric Co., Ltd			44,777

	Chemicals & Allied - 2.50% of total investments

2,632	B	Chugai Pharmaceutical Co., Ltd. - Sponsored ADR			50,350

	Real Estate - 2.81% of total investments

3,112	B	Mitsubishi Estate Co., Ltd. - Sponsored ADR			56,514

	Miscellaneous Manufacturing Industries - 1.89% of total investments

2,796	B	Nintendo Co., Ltd. - Sponsored ADR			37,998

	Measuring, Analytics, & Control Instruments - 1.89% of total investments

1,033	B	Terumo Corp. - Sponsored ADR			37,989

Total Japan (cost $300,953)					$390,766

Netherlands - 4.03% of net assets applicable to common unitholders
	Insurance Carriers - 3.64% of total investments

4,450	B	ING Groep N.V. - Sponsored ADR			$73,381

	Agricultural Services - 1.57% of total investments

2,442		CNH Industrial N.V.			31,648

Total Netherlands (cost $80,946)					$105,029

Norway - 1.20% of net assets applicable to common unitholders
	Insurance Carriers - 1.55% of total investments

1,155	B	Equinor ASA - Sponsored ADR			$31,220

Total Norway (cost $38,391)					$31,220

Singapore - 2.96% of net assets applicable to common unitholders
	Depository Institutions - 2.01% of total investments

379	B	DBS Group Holdings Limited - Sponsored ADR			$40,394

	Telecommunications -Other - 1.83% of total investments

1,953	B	Singapore Telecommunications Limited - Sponsored ADR			36,775

Total Singapore (cost $59,366)					$77,169

Switzerland - 4.89% of net assets applicable to common unitholders
	Chemicals & Allied - 4.41% of total investments

1,662	B	Roche Holding AG - Sponsored ADR			$53,051

369		Novartis AG - Sponsored ADR			35,693

	Food and Kindred Products - 1.92% of total investments

364	B	Nestle SA - Sponsored ADR			38,657

Total Switzerland (cost $132,991)					$127,401

Taiwan - 2.16% of net assets applicable to common unitholders
	Depository Institutions - 2.80% of total investments

414	B	Taiwan Semiconductor Manufacturing Company Limited - Sponsored ADR			$56,324

Total Taiwan (cost $30,150)					$56,324

TOTAL COMMON STOCKS (cost $1,767,697)					$2,014,469

		Total investments (77.34% of net assets)			$2,014,469

		Other assets less liabilities (22.66% of net assets)			590,391

		Net assets applicable to common unitholders - 100%			$2,604,860

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)
Futures Contracts
4 Equity Index Contracts		E-Mini MSCI EAFE Index Contracts	06/21/24	$471,140	$4,640

		The underlying notional amount at value of open long futures contracts is 18.09% of net assets applicable to common unitholders.
	A	Non-dividend producing security.

	B	A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Large Cap Core Portfolio I

Schedule of Investments	(continued)	March 31, 2024

COMMON STOCKS - 81.74% of net assets applicable to common unitholders
Shares		Issuer	Value

Ireland - 1.04% of net assets applicable to common unitholders
	Transportation Equipment - 1.28% of total investments
245		Eaton Corporation PLC	$76,607

Total Ireland (cost $49,008)			$76,607

Canada - 0.49% of net assets applicable to common unitholders
	Business Services - 0.60% of total investments
465	A	Shopify Inc.	$35,884

Total Canada (cost $25,453)			$35,884

United States - 80.21% of net assets applicable to common unitholders (continued)
	Apparel and Other Finished Products Made from Fabrics and Similar Materials - 0.49% of total investments
76	A	Lululemon Athletica, Inc.	$29,702

	Building Materials- 0.86% of total investments
135		Home Depot, Inc.	51,786

	Business Services - 17.61% of total investments
1,182		Microsoft Corp.	497,291
1,999	A	Alphabet, Inc. Class A	301,709
245	A	Salesforce, Inc.	73,789
127	A	Adobe, Inc.	64,084
65	A	MongoDB, Inc.	23,312
135		United Rentals, Inc.	97,350

	Chemicals & Allied - 8.96% of total investments
227		Eli Lilly and Company	176,597

245	A	Vertex Pharmaceuticals, Inc.	102,412

850		Merck & Co.	112,158

667		AbbVie, Inc.	121,461

90		Amgen, Inc.	25,589

	Communications - 1.81% of total investments

350		T-Mobile US, Inc.	57,127
260		American Tower Corporation	51,373

	Depository Institutions - 5.52% of total investments
215		The Goldman Sachs Group, Inc.	89,803

900		JPMorgan Chase & Co.	180,270

1,061		Wells Fargo and Company	61,496

	Eating & Drinking Places- 2.14% of total investments
270		McDonald’s Corp. 2.14%76,114

570		Starbucks Corp.	52,092

	Electronic & Equipment - 10.42% of total investments

380	A	Advanced Micro Devices, Inc	68,586

88		Broadcom, Inc.	116,636

485		Micron Technology, Inc.	57,177

424		NVIDIA Corp.	383,109

	Engineering, Accounting, Research, Management, and Related Services - 0.73% of total investments

71		Martin Marietta Materials, Inc.	43,590

	Food and Kindred Products - 1.39% of total investments

1,365		The Coca-Cola Company	83,511

180		PepsiCo, Inc.	31,502

	General Merchandise Store - 3.88% of total investments

122		Costco Wholesale Corporation	89,381

1,620		Walmart, Inc.	97,475

260		Target Corporation	46,075

	Health Services - 1.06% of total investments
190		HCA, Inc.	63,371

	Holdging & Other Investment Offices- 0.47% of total investments
215		Prologis, Inc.	27,997

	Industrial & Commercial Machinery & Computer Equipment - 6.96% of total investments

1,980		Apple Computer, Inc.	339,530

115	A	Palo Alto Networks, Inc.	32,675

47		Lam Research Corp.	45,664

	Insurance Carriers - 4.74% of total investments
211		UnitedHealth Group, Inc.	104,382
317		The Cigna Group	115,131
375		The Allstate Corporation	64,879

	Local and Suburban Transit- 1.15% of total investments

500	A	DoorDash, Inc.	68,860

	Measuring, Analytics, & Control Instruments - 1.36% of total investments

1,195	A	Boston Scientific Co.	81,846

	Metal Mining - 0.51% of total investments

655		Freeport-McMoRan Inc.	30,798

	Miscellaneous Retail - 5.69% of total investments

1,895	A	Amazon.com, Inc.	341,820

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Large Cap Core Portfolio I

Schedule of Investments	(continued)	March 31, 2024

Shares		Issuer	Value
United States - 80.21% of net assets applicable to common unitholders (concluded)

Miscellaneous Services- 5.39% of total investments
555	A	Meta Platforms, Inc.	$269,497
71	A	ServiceNow, Inc.	54,130

Motion Pictures - 1.21% of total investments

120	A	Netflix, Inc.	72,880

Non-Depository Institution- 3.28% of total investments

380		Visa, Inc.	106,050

400		American Express Company	91,076

Petroleum Refining & Related Industries - 3.18% of total investments

693		ConocoPhillips	88,205

885		Exxon Mobil Corp.	102,872

Railroad Transportation - 2.74% of total investments

355		Norfolk Southern Corporation	90,479

300		Union Pacific Corporation	73,779

Security & Commodity Brokers, Dealers, Exchanges and Services - 4.23% of total investments

420		Morgan Stanley	39,547

1,730		The Charles Schwab Corp.	125,148

107		BlackRock, Inc.	89,206

Transportation Equipment - 1.82% of total investments

275	A	Tesla, Inc.	48,342

625		RTX Corporation	60,952

Total United States (cost $3,477,199)			$5,891,673

TOTAL COMMON STOCKS (cost $3,551,660)			$6,004,164

		Total investments (81.74% of net assets)	$6,004,164
		Other assets less liabilities (18.26% of net assets)	1,341,371

		Net assets applicable to common unitholders - 100%	$7,345,535

Open Futures	Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)
Futures Contracts
4 Equity Index Contracts	E-Mini S&P 500 Index	06/21/24	$1,061,300	$24,550

	The underlying notional amount at value of open long futures contracts is 14.45% of net assets applicable to common unitholders.

	A Non-dividend producing security.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Large Cap Growth Portfolio I

Schedule of Investments		(continued)	March 31, 2024

COMMON STOCKS - 80.32% of net assets applicable to common unitholders Shares		Issuer	Value

Ireland - 2.00% of net assets applicable to common unitholders
Business Services - 0.88% of total investments
173		Accenture PLC	$59,964

Industrial & Commercial Machinery & Computer Equipment - 1.62% of total investments
369	A	Trane Technologies PLC	110,774

Total Ireland (cost $159,226)			$170,738

Netherlands - 1.08% of net assets applicable to common unitholders
Industrial & Commercial Machinery & Computer Equipment - 1.35% of total investments
95	B	ASML Holding N.V. - Sponsored ADR	$92,195

Total Netherlands (cost $63,328)			$92,195

United States - 77.24% of net assets applicable to common unitholders
Auto, Dealers & Gas - 1.80% of total investments
109	A	O’Reilly Automotive, Inc	$123,048

Business Services - 30.26% of total investments
126	A	Synopsys, Inc.	72,009
302	A	Workday, Inc.	82,371
1,399	A	Alphabet, Inc. Class A	211,151
1,253	A	Alphabet, Inc. Class C	190,782
1,927		Microsoft Corp.	810,727
297	A	Atlassian Corporation PLC	57,948
624		Salesforce, Inc.	187,936
219		Mastercard Incorporated	105,464
365	A	Adobe, Inc.	184,179
116		MSCI, Inc.	65,012
163		Intuit, Inc.	105,950

Chemicals & Allied - 4.81% of total investments
156		Linde PLC	72,434
650		Abbott Laboratories	73,879
131	A	Idexx Laboratories, Inc.	70,731
145		Eli Lilly and Company	112,804

Eating & Drinking Places- 3.23% of total investments
45	A	Chipotle Mexican Grill, Inc.	130,805
320		McDonald’s Corp.	90,224

Electronic and Equipment - 13.50% of total investments
370		AMETEK, Inc.	67,673
584		NVIDIA Corp.	527,679
240	A	Advanced Micro Devices, Inc.	43,318
163		Broadcom, Inc.	216,042
400		General Electric Company	70,212

Fabricated Metal Products - 1.62% of total investments
200		Parker-Hannifin Corp.	111,158

General Merchandise Stores - 0.95% of total investments
89		Costco Wholesale Corp.	65,204

Hotels, Rooming Houses, Camps, and Other Lodging Places - 1.06% of total investments
340		Hilton Worldwide Holdings, Inc.	72,525

Industrial & Commercial Machinery & Computer Equipment - 6.21% of total investments
1,734		Apple, Inc.	297,346
132		Lam Research Corp.	128,247

Insurance Carriers - 2.46% of total investments
341		UnitedHealth Group	168,693

Local and Suburban Transit - 1.56% of total investments
1,391	A	Uber Technologies, Inc.	107,093

Measuring, Analytics, & Control Instruments - 5.60% of total investments
1,114	A	Boston Scientific Corp.	76,298
1,295	A	Edwards Lifesciences Corporation	123,750
461	A	Intuitive Surgical, Inc.	183,980

Miscellaneous Retail - 8.69% of total investments
3,301	A	Amazon.com, Inc.	595,434

Miscellaneous Services - 7.20% of total investments
194	A	ServiceNow, Inc.	147,906
711	A	Meta Platforms, Inc.	345,247

Motion Pictures - 1.97% of total investments
222	A	Netflix, Inc.	134,827

Non-depository Institutions - 1.59% of total investments
391		Visa, Inc.	109,120

Security & Commodity Brokers, Dealers, Exchanges and Services - 1.55% of total investments
1,057		KKR & Co. Inc.	106,313

Transportation Equipment - 0.51% of total investments
197	A	Tesla, Inc.	34,631

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Large Cap Growth Portfolio I

Schedule of Investments		(concluded)		March 31, 2024

United States - 77.24% of net assets applicable to common unitholders (concluded)

Transportation Services - 1.59% of total investments
30	Booking Holdings, Inc.			$108,836

Total United States (cost $ 4,388,170)				$6,588,986

TOTAL COMMON STOCKS (cost $ 4,610,724)				$6,851,919

	Total investments (80.32% of net assets)			$6,851,919
	Other assets less liabilities (19.68% of net assets)			1,678,902

	Net assets applicable to common unitholders - 100%			$8,530,821

Open Futures	Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)
Futures Contracts
8 Equity Index Contracts	Russell 1000 Mini Index	06/21/24	$ 1,374,400	$25,332

	The underlying notional amount at value of open long futures contracts is 16.11% of net assets applicable to common unitholders.

	A Non-dividend producing security.

	B A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Large Cap Growth Portfolio I

Schedule of Investments				March 31, 2024

COMMON STOCKS- 77.42% of net assets applicable to common unitholders Shares		Issuer		Value

England - 2.04% of net assets applicable to common unitholders
Food and Kindred Products - 2.63% of total investments
868	B	Diageo PLC - Sponsored ADR		$129,106

Total England (cost $105,721)				$129,106

Japan - 1.80% of net assets applicable to common unitholders
Food and Kindred Products - 2.34% of total investments
8,424	B	Nintendo Co., Ltd. - Sponsored ADR		$114,482

Total Japan (cost $114,263)				$114,482

Switzerland - 1.50% of net assets applicable to common unitholders
Food and Kindred Products - 1.93% of total investments
893	B	Nestlé, S.A. - Sponsored ADR		$94,837

Total Switzerland (cost $79,497)				$94,837

United States - 72.08% of net assets applicable to common unitholders

Building Materials - 8.14% of total investments

857		Lowe’s Companies, Inc.		$218,304

2,343		Fastenal Company		180,739

Business Services - 7.58% of total investments

473		Microsoft Corp.		199,001

2,325		Fidelity National Information Services, Inc		172,469

Chemicals & Allied - 12.32% of total investments

1,589		Merck & Co.		209,669

877		Air Products and Chemicals, Inc		212,471

1,149		Johnson & Johnson		181,760

Communications - 6.32% of total investments

2,285		Verizon Communications, Inc.		95,879

1,061		Crown Castle International Corp.		112,286

2,348		Comcast Corp.		101,786

Electric, Gas, & Sanitary Services - 2.13% of total investments

2,122		Dominion Resources, Inc.		104,381

Eating and Drinking Places- 3.19% of total investments

1,709		Starbucks Corp.		156,186

Electronic & Equipment - 4.30% of total investments

1,211		Texas Instruments, Inc.		210,968

Engineering, Accounting, Research, Management, and Related Services - 2.97% of total investments

1,187		Paychex, Inc.		145,764

Industrial & Commercial Machinery & Computer Equipment - 7.29% of total investments

2,685		Cisco Systems, Inc.		134,008

1,303		Apple Inc.		223,438

Insurance Carriers - 11.38% of total investments

578	A	Berkshire Hathaway, Inc.		243,061

916		Cincinnati Financial Corp.		113,740

972		The Progressive Corporation		201,029

Measuring, Analytics, & Control Instruments - 3.04% of total investments

311		Northrop Grumman Corp.		148,863

Motor Freight Transportation and Warehousing - 2.81% of total investments

928		United Parcel Service, Inc.		137,929

Petroleum Refining & Related Industries - 3.12% of total investments

968		Chevron Corp.		152,692

Railroad Transportation - 4.45% of total investments

855		Norfolk Southern Corp.		217,914

Security & Commodity Brokers, Dealers, Exchanges and Services - 8.18% of total investments

258		BlackRock, Inc.		215,095

2,567		The Charles Schwab Corp.		185,697

Tobacco Products - 5.88% of total investments

2,380		Altria Group, Inc.		103,816

2,010		Phillip Morris International, Inc.		184,153

Total United States (cost $3,106,598)				$4,563,098

TOTAL COMMON STOCKS (cost $3,406,079)				$4,901,523

		Total investments (77.42% of net assets)		$4,901,523
		Other assets less liabilities (22.58% of net assets)		1,429,283

		Net assets applicable to common unitholders - 100%		$6,330,806

Open Futures	Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)

Futures Contracts
13 Equity Index Contracts	Russell 1000 Mini Index	06/21/24	$1,158,950	$38,116

	The underlying notional amount at value of open long futures contracts is 18.31% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

	B	A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Mid Cap Core Portfolio I

Schedule of Investments	(continued)	March 31, 2024

COMMON STOCKS - 80.43% of net assets applicable to common unitholders
Shares		Issuer	Value

Ireland - 2.60% of net assets applicable to common unitholders
Measuring, Analytics, & Control Instruments - 3.24% of total investments
594		Steris PLC	$133,543

Total Ireland (cost $109,891)			$133,543

Netherlands - 2.98% of net assets applicable to common unitholders
Business Services - 3.70% of total investments
1,757	A	AerCap Holdings N.V.	$152,701

Total Netherlands (cost $97,900)			$152,701

United States - 74.85% of net assets applicable to common unitholders
Amusement and Recreation Services- 2.53% of total investments
842		Churchill Downs, Inc.	$104,198

Auto, Dealers & Gas - 2.22% of total investments
1,049	A	Carmax, Inc.	91,378

Business Services - 7.38% of total investments
2,785	A	Copart, Inc.	161,307
1,928		Fidelity National Information Services, Inc	143,019

Chemicals & Allied - 3.32% of total investments
216		NewMarket Corp.	137,078

Communications - 2.89% of total investments
1,125		Crown Castle, Inc.	119,059

Electronic & Equipment - 12.62% of total investments
1,048		Amphenol Corp.	120,887
1,480		Otis Worldwide Corp.	146,920
1,189		Skyworks Solutions, Inc.	128,792
254		Lennox International, Inc.	124,145

Fabricated Metal Products - 2.03% of total investments
1,244	A	Ball Corp.	83,796

Food and Kindred Products - 7.77% of total investments
960		Brown-Forman Corp.	49,555
1,318		Lamb Weston Holdings, Inc.	140,407
1,229	A	Post Holdings, Inc.	130,618

General Merchandise Store - 2.85% of total investments
882	A	Dollar Tree, Inc.	117,438

Holdging & Other Investment Offices - 2.75% of total investments
1,167	A	CBRE Group, Inc.	113,479

Industrial & Commercial Machinery & Computer Equipment - 1.25% of total investments
873	A	BellRing Brands, Inc.	51,533

Insurance Agents, Brokers and Services - 2.77% of total investments
2,010		Moelis & Company	114,108

Insurance Carriers - 2.17% of total investments
721		Cincinnati Financial Corp.	89,527

Measuring, Analytics, & Control Instruments - 8.19% of total investments
311	A	Waters Corp.	107,056
1,230		Bruker Corporation	115,546
736	A	Keysight Technologies, Inc	115,096

Mining and Quarrying of Nonmetallic Minerals, Except Fuels - 3.92% of total investments
592		Vulcan Materials Company	161,569

Miscellaneous Manufacturing Industries - 5.81% of total investments
1,315		Armstrong World Industries, Inc.	163,349
1,353		Hasbro, Inc.	76,472

Motor Freight Transportation and Warehousing - 2.95% of total investments
554		Old Dominion Freight Line, Inc.	121,498

Personal Services- 2.11% of total investments
502		UniFirst Corp.	87,062

Rubber and Miscellaneous Plastic Products - 8.01% of total investments
731		AptarGroup, Inc.	105,184
1,602		Entegris, Inc.	225,145

Primary Metal Industry - 2.76% of total investments
783		M&T Bank Corp.	113,880

Wholesale Trade-Durable Goods - 6.78% of total investments
1,685		Allison Transmission Holdings, Inc.	136,755
354		Pool, Corp.	142,836

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Mid Cap Core Portfolio I

Schedule of Investments	(concluded)	March 31, 2024

United States - 74.85% of net assets applicable to common unitholders (concluded)

Total United States (cost $3,129,923)	$3,838,692

TOTAL COMMON STOCK (cost $3,337,714)	$4,124,936

Total investments (80.43% of net assets)	$4,124,936
Other assets less liabilities (19.57% of net assets)	1,003,797

Net assets applicable to common unitholders - 100%	$5,128,733

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)

Futures Contracts
3 Equity Index Contracts		E-Mini S&P Midcap 400 Index	06/21/24	$923,010	$33,531

		The underlying notional amount at value of open long futures contracts is 18.00% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Small Cap Core Portfolio I

Schedule of Investments	(continued)	March 31, 2024

COMMON STOCKS - 73.96% of net assets applicable to common unitholders
Shares		Issuer	Value

Bermuda - 3.74% of net assets applicable to common unitholders
Insurance Carriers - 5.06% of total investments
920		AXIS Capital Holdings Ltd.	$59,818
210		RenaissanceRe Holdings Ltd.	49,356

Total Bermuda (cost $79,839)			$109,174

United States - 70.22% of net assets applicable to common unitholders (continued)
Auto, Dealers & Gas - 2.77% of total investments
2,300		Magnolia Oil & Gas Corp.	$59,685

Business Services - 10.50% of total investments
430		Insperity, Inc.	47,132
1,180	A	Envestnet, Inc	68,334
770	A	AMN Healthcare Services, Inc.	48,133
600	A	ASGN, Inc.	62,856

Chemicals & Allied - 2.74% of total investments
640		Cabot Corp.	59,008

Depository Institutions - 9.29% of total investments
770		Prosperity Bancshares, Inc.	50,651
810	A	Texas Capital Bancshares, Inc.	49,856
1,450		United Bankshares, Inc.	51,896
1,820		United Community Banks, Inc.	47,902

Electronic & Equipment - 11.37% of total investments
490		Advanced Energy Industries, Inc.	49,970
660	A	Diodes, Inc.	46,530
800	A	Rambus, Inc.	49,448
280		Universal Display Corp.	47,166
1,560	A	Tower Semiconductor Ltd	52,182

Electric, Gas & Sanitary Services - 4.62% of total investments
510		IDACORP, Inc.	47,374
1,490		Avista Corp.	52,180

Engineering, Accounting, Research, Management, and Related Services - 7.91% of total investments
740	A	WNS (Holdings) Limited	37,392
1,990	A	Exelixis, Inc.	47,223
1,670	A	Forrester Research, Inc.	36,005
510	A	NV5 Global, Inc.	49,985

Food Stores - 1.80% of total investments
4,160	A	The Duckhorn Portfolio, Inc	38,730

Health Services - 7.65% of total investments
1,840		HealthStream, Inc.	49,054
460		U.S. Physical Therapy, Inc.	51,920
620	A	Addus HomeCare Corp.	64,071

Holding & Other Investments Offices- 5.84% of total investments
6,890	A	InnovAge Holding Corp.	30,592
2,540		NETSTREIT Corp.	46,660
470		Innovative Industrial Properties, Inc.	48,664

Hotels, Rooming Houses, Camps and Other Lodging Places- 2.64% of total investments
760		Monarch Casino & Resort, Inc.	56,992

Industrial & Commercial Machinery & Computer Equipment - 2.44% of total investments
230		Alamo Group, Inc.	52,516

Insurance Carriers- 6.76% of total investments
850		First American Financial Corp.	51,893
260		Reinsurance Group of America, Inc.	50,149
1,340	A	Frontdoor, Inc.	43,657

Measuring, Analytics & Controls Instruments - 2.31% of total investments
930	A	Globus Medical, Inc.	49,885

Miscellaneous Manufacturing Industries - 2.01% of total investments
940		Johnson Outdoors, Inc.	43,343

Personal Services - 1.83% of total investments
3,160	A	Healthcare Services Group, Inc.	39,437

Real Estate - 1.89% of total investments
1,192		Marcus & Millichap, Inc.	40,731

Social Services - 2.65% of total investments
700	A	HealthEquity, Inc.	57,141

Transportation Services - 2.24% of total investments
1,120		Hub Group, Inc.	48,406

Transportation Equipment - 5.69% of total investments
1,620		Gentex Corp.	58,514
1,990	A	Atmus Filtration Technologies Inc	64,177

Total United States (cost $2,051,784)			$2,047,440

TOTAL COMMON STOCKS (cost $2,131,623)			$2,156,614

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Small Cap Core Portfolio I

Schedule of Investments	(concluded)	March 31, 2024

Total investments (73.96% of net assets)	$2,156,614
Other assets less liabilities (26.04% of net assets)	759,196

Net assets applicable to common unitholders - 100%	$2,915,810

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)

Futures Contracts
5 Equity Index Contracts		Russell 2000 Mini Index	06/21/24	$536,275	$20,975

	The underlying notional amount at value of open long futures contracts is 18.39% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents	March 31, 2024

Statement of Assets and Liabilities (continued)

		International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I

Assets:
	Investments at market value	$2,014,469	$6,004,164	$6,851,919	$4,901,523
	Cash and cash equivalents	76,383	103,238	75,133	130,469
	Cash restricted for futures contracts	69,535	91,430	124,810	104,154
	Due from affiliate	459,725	1,256,643	1,512,922	1,219,001
	Due from broker	6,340	32,062	29,444	38,280
	Interest and dividends receivable	7,689	3,194	1,551	9,028
	Receivable for investment sold	-	31,133	25,827	-
	Receivable for operating expenses reimbursed	19,636	24,543	25,999	7,874
	Prepaid and other assets	4,667	5,819	6,940	4,669

	Total assets	2,658,444	7,552,226	8,654,545	6,414,998

Liabilities:	Investment advisory fees payable	870	2,455	2,882	2,107
	Payable for investment purchased	-	106,327	15,851	-
	Variation margin payable	1,700	7,512	4,112	164
	Professional fees	43,079	74,172	82,380	67,502
	Sub-transfer agent fees	2,514	2,523	2,530	2,533
	Reporting fees	3,664	10,243	11,979	8,831
	Directors fees	478	1,338	1,564	1,153
	Accrued expenses and other liabilities	1,279	2,121	2,426	1,902

	Total liabilities	53,584	206,691	123,724	84,192

Net Assets Applicable to Common Unitholders		$2,604,860	$7,345,535	$8,530,821	$6,330,806

Net Assets Applicable
to Common Unitholders:
	Paid-in-Capital - $0.01 par value	$2,341,521	$1,762	$1,805	$2,516
	Total Distributable Earnings (Accumulated Loss)	263,339	7,343,773	8,529,016	6,328,290

	Net assets applicable to common unitholders	$2,604,860	$7,345,535	$8,530,821	$6,330,806

	Net assets per class:
	Class A units	$2,604,860	$5,017,164	$6,085,487	$4,573,700
	Class L units	-	2,328,371	2,445,334	1,757,106

	Net assets applicable to common unitholders	$2,604,860	$7,345,535	$8,530,821	$6,330,806

	Units outstanding at end of the year:
	Class A units	255,610	121,942	126,207	179,954

	Class L units	-	54,318	54,310	71,570

	Net asset value per unit:
	Class A units	$10.19	$41.14	$48.22	$25.42

	Class L units	$-	$42.87	$45.03	$24.55

	Maximum public offering price per unit:
	Class A units (net asset value divided by 0.95)	$10.73	$43.31	$50.76	$26.75

	Investments at cost	$1,767,697	$3,551,660	$4,610,724	$3,406,079

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents	March 31, 2024

Statement of Assets and Liabilities (concluded)

		Mid Cap Core Portfolio I	Small Cap Core Portfolio I

Assets:
	Investments at market value	$4,124,936	$2,156,614
	Cash and cash equivalents	84,100	163,386
	Cash restricted for futures contracts	82,211	99,735
	Due from affiliate	854,730	503,872
	Due from broker	2,280	20,050
	Variation margin receivable	31,251	925
	Interest and dividends receivable	2,753	3,061
	Receivable for operating expenses reimbursed	16,378	19,634
	Prepaid and other assets	3,718	2,603

	Total assets	5,202,357	2,969,880

Liabilities:	Investment advisory fees payable	1,721	960
	Professional fees	59,620	44,977
	Sub-transfer agent fees	2,530	2,506
	Reporting fees	7,163	4,065
	Directors fees	935	531
	Custodian fees	268	152
	Accrued expenses and other liabilities	1,387	879

	Total liabilities	73,624	54,070

Net Assets Applicable to Common Unitholders		$5,128,733	$2,915,810

Net Assets Applicable
to Common Unitholders:
	Paid-in-Capital - $0.01 par value	$1,151	$962
	Total Distributable Earnings (Accumulated Loss)	5,127,582	2,914,848

	Net assets applicable to common unitholders	$5,128,733	$2,915,810

	Net assets per class:
	Class A units	$3,401,809	$2,915,810
	Class L units	1,726,924	-

	Net assets applicable to common unitholders	$5,128,733	$2,915,810

	Units outstanding at end of the year:
	Class A units	73,032	96,236

	Class L units	42,055	-

	Net asset value per unit:
	Class A units	$46.58	$30.30

	Class L units	$41.06	$-

	Maximum public offering price per unit:
	Class A units (net asset value divided by 0.95)	$49.03	$31.89

	Investments at cost	$3,337,714	$2,131,623

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents	For the fiscal year ended March 31, 2024

Statement of Operations (continued)

		International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I

Investment income:	Interest from unaffiliated issuers	$499	$1,140	$1,384	$1,182
	Dividends	60,748	60,602	31,112	143,363
	Tax withheld	(9,345)	(6,614)	(3,140)	(14,927)

	Total income	$51,902	$55,128	$29,356	$129,618

Expenses:	Investment advisory fees	$25,825	$64,389	$76,203	$62,900
	Administration fees	3,933	9,772	11,613	9,554
	Sub-transfer agent fees	14,993	14,979	15,047	15,034
	Custodian fees	876	2,162	2,555	2,126
	Professional fees	52,871	94,928	108,802	82,664
	Directors fees and expenses	2,370	6,543	7,922	5,967
	Reporting fees	4,799	10,443	11,797	7,635
	Insurance expenses	1,660	3,753	4,144	4,042
	Other	1,229	2,720	3,435	3,260

	Total expenses	108,556	209,689	241,518	193,182
	Waived fees and reimbursed expenses*	(62,435)	(94,903)	(104,788)	(80,807)

	Net expenses after waived fees and reimbursed expenses	46,121	114,786	136,730	112,375

Net Investment Income (Loss):		5,781	(59,658)	(107,374)	17,243

Realized Gain (Loss) &	Net realized gain (loss) on investments	130,715	283,208	770,270	397,711
Unrealized Appreciation	Net realized gain (loss) on futures contracts	49,639	279,405	466,738	166,666
(Depreciation) on Investments	Change in unrealized net appreciation (depreciation) on investments	87,618	1,354,340	1,633,035	(70,992)
and Futures Contracts:	Change in unrealized net appreciation (depreciation) on futures contracts	(16,690)	(37,763)	(79,669)	(15,289)

	Net gain (loss) on investments and futures contracts	251,282	1,879,190	2,790,374	478,096

	Net increase (decrease) in net assets resulting from operations applicable to common unitholders	$257,063	$1,819,532	$2,683,000	$495,339

	* Refer to Note 2 for expenses subject to future reimbursement by the Portfolios

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents	For the fiscal year ended March 31, 2024

Statement of Operations (concluded)

		Mid Cap Core Portfolio I	Small Cap Core Portfolio I

Investment income:	Interest from unaffiliated issuers	$875	$507
	Dividends	49,458	32,690
	Tax withheld	(5,348)	(2,970)

	Total income	$44,985	$30,227

Expenses:	Investment advisory fees	$49,150	$28,510
	Administration fees	7,464	4,332
	Sub-transfer agent fees	15,026	14,959
	Custodian fees	1,657	956
	Professional fees	73,174	54,216
	Directors fees and expenses	4,838	2,708
	Reporting fees	7,591	5,611
	Insurance expenses	3,048	1,805
	Other	1,930	1,374

	Total expenses	163,878	114,471
	Waived fees and reimbursed expenses*	(76,562)	(63,629)

	Net expenses after waived fees and reimbursed expenses	87,316	50,842

Net Investment Loss:		(42,331)	(20,615)

Realized Gain (Loss) & Unrealized	Net realized gain (loss) on investments	275,680	(105,507)
Appreciation (Depreciation)	Net realized gain (loss) on futures contracts	134,843	51,775
on Investments and Futures	Change in unrealized net appreciation (depreciation) on investments	829,686	183,259
Contracts:	Change in unrealized net appreciation (depreciation) on futures contracts	(8,569)	4,895

	Net gain (loss) on investments and futures contracts	1,231,640	134,422

	Net increase (decrease) in net assets resulting from operations applicable to common unitholders	$1,189,309	$113,807

	* Refer to Note 2 for expenses subject to future reimbursement by the Portfolios

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	International Portfolio I

		For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023

Increase (Decrease) in Net Assets:

	Net investment income (loss)	$5,781	$754
	Net realized gain (loss) on investments	130,715	(187,536)
	Net realized gain (loss) on futures contracts	49,639	(17,175)
	Change in unrealized net appreciation (depreciation) on investments	87,618	(59,295)
	Change in unrealized net appreciation (depreciation) on futures contracts	(16,690)	(16,785)

	Net increase (decrease) in net assets resulting from operations	257,063	(280,037)

Dividends to Common

Unitholders From	Class A	(721)	-

Net Investment Income:

Units

transactions-net :	Class A	(691,124)	(578,248)

Net Assets:
	Net increase (decrease) in net assets applicable to common unitholders	(434,782)	(858,285)

	Balance at the beginning of the year	3,039,642	3,897,927

	Balance at the end of the year	$2,604,860	$3,039,642

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	Large Cap Core Portfolio I

		For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023

Increase (Decrease) in Net Assets:

	Net investment income ( loss)	$(59,658)	$(49,818)
	Net realized gain (loss) on investments	283,208	(51,542)
	Net realized gain (loss) on futures contracts	279,405	(113,895)
	Change in unrealized net appreciation (depreciation) on investments	1,354,340	(794,380)
	Change in unrealized net appreciation (depreciation) on futures contracts	(37,763)	(39,132)

	Net increase (decrease) in net assets resulting from operations	1,819,532	(1,048,767)

Units	Class A	(573,240)	(298,634)
transactions-net :	Class L	-	-

		(573,240)	(298,634)

Net Assets:
	Net increase (decrease) in net assets applicable to common unitholders	1,246,292	(1,347,401)

	Balance at the beginning of the year	6,099,243	7,446,644

	Balance at the end of the year	$7,345,535	$6,099,243

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	Large Cap Growth Portfolio I

		For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023

Increase (Decrease) in Net Assets:

	Net investment income (loss)	$(107,374)	$(88,843)
	Net realized gain (loss) on investments	770,270	125,476
	Net realized gain (loss) on futures contracts	466,738	(406,050)
	Change in unrealized net appreciation (depreciation) on investments	1,633,035	(956,199)
	Change in unrealized net appreciation (depreciation) on futures contracts	(79,669)	144,531

	Net increase (decrease) in net assets resulting from operations	2,683,000	(1,181,085)

Units	Class A	(1,351,375)	(186,945)
transactions-net :	Class L	-	-

		(1,351,375)	(186,945)

Net Assets:
	Net increase (decrease) in net assets applicable to common unitholders	1,331,625	(1,368,030)

	Balance at the beginning of the year	7,199,196	8,567,226

	Balance at the end of the year	$8,530,821	$7,199,196

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	Large Cap Value Portfolio I

		For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023

Increase (Decrease) in Net Assets:

	Net investment income (loss)	$17,243	$3,833
	Net realized gain (loss) on investments	397,711	59,917
	Net realized gain (loss) on futures contracts	166,666	(210,637)
	Change in unrealized net appreciation (depreciation) on investments	(70,992)	(694,791)
	Change in unrealized net appreciation (depreciation) on futures contracts	(15,289)	77,240

	Net increase (decrease) in net assets resulting from operations	495,339	(764,438)

Dividends to Common
Unitholders From	Class A	(3,464)	-
Net Investment Income:	Class L	(171)	-

		(3,635)	-

Units	Class A	(1,086,590)	(293,068)
transactions-net :	Class L	146	-

		(1,086,444)	(293,068)

Net Assets:
	Net increase (decrease) in net assets applicable to common unitholders	(594,740)	(1,057,506)

	Balance at the beginning of the year	6,925,546	7,983,052

	Balance at the end of the year	$6,330,806	$6,925,546

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	Mid Cap Core Portfolio I

		For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023

Increase (Decrease) in Net Assets:

	Net investment income (loss)	$(42,331)	$(48,559)
	Net realized gain (loss) on investments	275,680	(14,158)
	Net realized gain (loss) on futures contracts	134,843	(71,800)
	Change in unrealized net appreciation (depreciation) on investments	829,686	(116,155)
	Change in unrealized net appreciation (depreciation) on futures contracts	(8,569)	(9,480)

	Net increase (decrease) in net assets resulting from operations	1,189,309	(260,152)

Units	Class A	(1,185,621)	(276,622)
transactions-net :	Class L	-	-

		(1,185,621)	(276,622)

Net Assets:
	Net increase (decrease) in net assets applicable to common unitholders	3,688	(536,774)

	Balance at the beginning of the year	5,125,045	5,661,819

	Balance at the end of the year	$5,128,733	$5,125,045

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	Small Cap Core Portfolio I

		For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023

Increase (Decrease) in Net Assets:

	Net investment income (loss)	$(20,615)	$(22,955)
	Net realized gain (loss) on investments	(105,507)	(133,545)
	Net realized gain (loss) on futures contracts	51,775	(75,075)
	Change in unrealized net appreciation (depreciation) on investments	183,259	18,268
	Change in unrealized net appreciation (depreciation) on futures contracts	4,895	(11,565)

	Net increase (decrease) in net assets resulting from operations	113,807	(224,872)

Units	Class A	(272,467)	(343,219)
transactions-net :	Class L	-	-

		(272,467)	(343,219)

Net Assets:
	Net increase (decrease) in net assets applicable to common unitholders	(158,660)	(568,091)

	Balance at the beginning of the year	3,074,470	3,642,561

	Balance at the end of the year	$2,915,810	$3,074,470

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

1.	Reporting Entity and Significant Accounting Policies:

Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”) is a non-diversified open-end investment trust, established under the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 19, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on March 22, 2004, and commenced operations on June 22, 2004.

Since May 19, 2021, the Fund consists of six separately managed pools of assets (each a “Portfolio”). Each Portfolio is a management investment company registered under the 1940 Act. An investor may invest in one or more of the following Portfolios:

International Portfolio I

Large Cap Core Portfolio I

Large Cap Growth Portfolio I

Large Cap Value Portfolio I

Mid Cap Core Portfolio I

Small Cap Core Portfolio I

Units of each Portfolio are offered separately. Each Portfolio’s investment objective is long-term growth of capital. There is no assurance that the Portfolios will achieve their investment objective.

Each Portfolio is divided into a Puerto Rico securities portion (the “Puerto Rico Securities Portion”) and an equity portion consisting of non-Puerto Rico equity securities (the “Equity Portion”). The Fund uses a variation of what has been termed a “multi manager” approach with regard to the Equity Portion of each Portfolio. The Equity Portion of each Portfolio is managed by a sub-adviser. The Fund has established six accounts (each an “Account”) at JPMorgan Chase Bank, N.A. (each Portfolio’s sub-custodian). Each Portfolio has its own account and sub-adviser. UBS Asset Managers of Puerto Rico (“UBS AMPR” or the “Investment Adviser”) established the specific investment style for each Account and chose the sub-advisers.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933 (the “1933 Act”), as amended, absent an available exception. The Fund has suspended the trading of its securities pending registration under 1933 Act.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The Fund is an investment company that applies the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value per Unit

The net asset value (“NAV”) per unit of each Portfolio is determined daily by UBS Trust Company of Puerto Rico (“UBSTC” or the “Administrator” or the “Transfer Agent”) after the close of trading on the New York Stock Exchange (“NYSE”), or if such day is not a business day in New York or Puerto Rico, on the next succeeding business day. The NAV per unit is computed by dividing the total assets of each Portfolio, less its liabilities, by the total number of outstanding units of such Portfolio.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

Cash and Cash Equivalents

The Fund considers highly liquid investments with original maturities at the time of purchase of three months or less to be cash equivalents.

Valuation of Investments

The Fund’s portfolio securities are valued by UBSTC on the basis of valuations provided by pricing services or dealers which were approved by Fund management and the Board of Directors (the “Board”). Specifically, equity securities are valued based on the last quoted sales prices as of the close of trading on the valuation date. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board. The policies and procedures set forth the mechanisms and processes to be employed on a daily basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Committee reports to the Board on a regular basis. At March 31, 2024, no securities were fair valued by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below.

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the asset occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These are developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Equity securities and exchange traded funds: Equity securities and exchange traded funds with quoted market prices obtained from an active exchange market are classified as Level 1.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

Long Futures contracts: Long futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade and are classified as Level 1.

The following is a summary of the inputs used as of March 31, 2024, in valuing the Fund’s assets carried at fair value:

	Investments in Securities				Investments in Long Futures Contracts
Portfolios	Level 1	Level 2	Level 3	Sub-Total	Level 1	Total
	Common Stocks				Long Futures Contracts*
International Portfolio I	$2,014,469	-	-	$2,014,469	$4,640	$2,019,109
Large Cap Core Portfolio I	6,004,164	-	-	6,004,164	24,550	6,028,714
Large Cap Growth Portfolio I	6,851,919	-	-	6,851,919	25,332	6,877,251
Large Cap Value Portfolio I	4,901,523	-	-	4,901,523	38,116	4,939,639
Mid Cap Core Portfolio I	4,124,936	-	-	4,124,936	33,531	4,158,467
Small Cap Core Portfolio I	2,156,614	-	-	2,156,614	20,975	2,177,589

*

Includes cumulative appreciation (depreciation) of long futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities in variation margin receivable/payable.

There were no Level 3 securities for the fiscal year ended March 31, 2024.

No securities transferred between levels for the fiscal year ended March 31, 2024.

Taxation

As a registered investment company under the 1940 Act, each Portfolio will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as each Portfolio intends to meet this distribution requirement, the income earned by each Portfolio is not subject to Puerto Rico income tax at the Fund level.

The current investments do not have foreign tax implications.

In addition, in the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return. Each Portfolio is, however, subject to a 30% U.S. federal income tax on certain types of income from sources within the United States, such as dividends and interest. However, interest that qualifies as “portfolio interest” is not subject to the 30% income tax. In addition, dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met. Such income is reflected in the Statement of Operations net of the applicable U.S. federal tax withholding. Individual unitholders may be subject to an alternate basic tax on certain fund distributions. Puerto Rico entities taxed as corporations are entitled to claim a deduction of 85% of the amount received as dividends, but no greater than 85% of the corporation’s net income. Fund unitholders are advised to consult their own tax advisers.

Distributions to Unitholders

Each Portfolio intends to distribute to its unitholders substantially all of such Portfolio’s net income; provided, however, that such Portfolio may elect to distribute less of its net income if, in the judgment of the Investment Adviser, such reduced distribution is in the best economic interests of such Portfolio’s unitholders. Such distributions, if any, shall be paid by the Fund on no less than an annual basis. Distributions on units will be reinvested automatically in full or fractional units of the same Portfolio at the NAV per unit determined on the ex-dividend date. For the International Portfolio I and Large Cap Value Portfolio I dividends were paid on May 19, 2023.

Units Subscriptions and Redemptions

The Fund intends to offer two classes of units of Common Stock: Class A units and Class L units. Units are generally sold at their NAV, which is determined daily after the close of trading on the NYSE (or if such day is not a business day in New York or Puerto Rico, on the next succeeding business day). In the event that at any time there are no issued and outstanding units of a particular class of a Portfolio of the Fund, units of such class of such Portfolio will be sold at $10.00 per unit. Once any units of such class of such Portfolio are sold and the proceeds are invested by the Portfolio, and so long as any units of such class of such Portfolio are outstanding, all future sales of units of such class of such Portfolio shall be sold at NAV. Assuming that there

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

are outstanding units of each class for each Portfolio, (i) Class A units are sold at NAV with an initial sales charge of up to 5.00% and are only available to investors investing more than $5,000, with a minimum of $500 in a given Portfolio and are subject to a minimum balance requirement of $500 in a given Portfolio and (ii) Class L units are sold at NAV with no initial sales charge and are available to investors investing more than $1,000,000, with a minimum of $500 in a given Portfolio, and are subject to a minimum balance requirement of $500 in a given Portfolio. Subsequent purchases of Class A and Class L units in a given Portfolio must be made in amounts of at least $100.

No redemption fees were collected from Class A and Class L for the fiscal year ended March 31, 2024.

Long Futures Contracts

Long futures contracts provide for the future exchange of a specified security at a specified future time and at a specified price. Stock index long futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Upon entering into a financial long futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss which includes the daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. There are several risks accompanying the utilization of long futures contracts. First, positions in long futures contracts may be closed only on an exchange. While the Fund plans to utilize long futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time.

Furthermore, because, by definition, long futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close long futures contracts by offsetting transactions rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market.

Most U.S. futures exchanges limit the amount of fluctuation permitted in long futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a long futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of long futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Long futures contract prices have occasionally moved to the daily limit on several consecutive trading days with little or no trading, thereby preventing prompt liquidation of long futures positions and subjecting some long futures traders to substantial losses.

The Portfolios enter into stock index long futures contracts that are traded on public exchanges. By investing in long futures contracts, the Investment Adviser attempts to achieve a risk and return profile for the Portfolios that approximates the result that might be achieved by investing the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as a benchmark for the relevant investment strategy and investing the assets of the Equity Portion in the assets selected by the sub-advisers or the Investment Adviser, as the case may be.

Other

Investment transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Realized gains and losses on investment transactions are determined on the average cost method for the long futures contracts, equity securities, and exchange traded funds. Interest income is accrued on a daily basis, except when collection is not expected. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Dividends received from entities outside Puerto Rico are presented net of any applicable withholding taxes.

Income and expenses of each Portfolio, other than class-specific expenses, and realized and unrealized gains and losses on investments, are allocated daily to each class of units based upon the NAV of outstanding units

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

of each class at the beginning of the day. Fund expenses are allocated between each Portfolio based upon the total assets of each Portfolio.

2.	Investment Advisory, Administrative, Custodian, Distribution, Unit Holder Servicing, and Transfer Agency Agreements, and Other Transactions with Affiliates

Investment Advisory Fees

The Fund has entered into an Investment Advisory Agreement with the Investment Adviser to provide investment advisory services to the Fund in exchange for a fee not to exceed 1.00% of each Portfolio’s average weekly net assets. UBS AMPR provides day-to-day management of the Puerto Rico Securities Portion of each Portfolio. With respect to the Equity Portion of each Portfolio, which consists entirely of non-Puerto Rico securities, the Fund has entered into investment sub-advisory agreements with various sub-advisers.

The sub-advisers for the Equity Portion of each Portfolio are the following:

Portfolios	Portfolio Manager
International Portfolio I	Cambiar Investors, LLC
Large Cap Core Portfolio I	Atalanta Sosnoff Capital, LLC
Large Cap Growth Portfolio I	Winslow Capital Management, LLC
Large Cap Value Portfolio I	The London Company of Virginia, LLC
Mid Cap Core Portfolio I	The London Company of Virginia, LLC
Small Cap Core Portfolio I	Cambiar Investors, LLC

These sub-advisers are responsible for the day-to-day investment management of the Equity Portion of each Portfolio. From the total advisory fee, the Investment Adviser pays the sub-advisers a fee in accordance with the terms of the respective sub-advisory agreements.

For the fiscal year ended March 31, 2024, gross, waived, and net investment advisory fees, calculated as a percentage of average weekly net assets, are indicated below:

	International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I
Annual Gross Fees	$25,825	$64,389	$76,203	$62,900
Fees waived by Investment Adviser	(15,496)	(38,633)	(45,722)	(37,739)
Net fees	$10,329	$25,756	$30,481	$25,161
Effective annual rate	0.40%	0.39%	0.39%	0.40%

	Mid Cap Core Portfolio I	Small Cap Core Portfolio I
Annual Gross Fees	$49,150	$28,510
Fees waived by Investment Adviser	(29,490)	(17,106)
Net fees	$19,660	$11,404
Effective annual rate	0.40%	0.40%

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

Administration Fees

UBSTC also provides administrative, custody, and transfer agency services (collectively “Administration Fees”) pursuant to Administration, Custodian and Transfer Agency, Registrar, and Shareholder Servicing Agreements. The transfer agent has engaged BNY Mellon Investment Servicing US Inc. (“BNYM”) to act as recordkeeping and shareholder servicing agent for the Fund. The compensation paid by the Fund to the transfer agent under the Transfer Agency, Registrar, and Shareholder Servicing Agreement is equal to the compensation that the transfer agent is required to pay to BNYM, from time to time, for services to the Fund. UBSTC provides facilities and personnel to the Fund for the performance of Administrator duties. The administration fees will not exceed 0.15% of the Portfolio’s average weekly net assets. For the fiscal year ended March 31, 2024, gross, waived, and net administration fees, calculated as a percentage of average weekly net assets, are indicated below:

	International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I

Annual Gross Fees	$3,933	$9,772	$11,613	$9,554
Fees waived by Administrator	(3,933)	(9,772)	(11,613)	(9,554)

Net fees	$-	$-	$-	$-

Effective annual rate	0.00%	0.00%	0.00%	0.00%

	Mid Cap Core Portfolio I	Small Cap Core Portfolio I

Annual Gross Fees	$7,464	$4,332
Fees waived by Administrator	(7,464)	(4,332)

Net fees	$-	$-

Effective annual rate	0.00%	0.00%

Expense Limitation Agreement

UBSTC and the Fund have entered into an agreement (the “Expense Limitation Agreement”) whereby UBSTC agrees to reduce its compensation as set forth in the Investment Advisory Agreement and to assume all or a portion of the ordinary operating expenses of the Fund (subject to future reimbursement by the Fund), including but not limited to shareholder services, custodial and transfer agency fees, legal, regulatory, and accounting fees, printing costs, and registration fees, but excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions acquired fund fees and expenses and extraordinary expenses (collectively, the “Other Expenses”) to the extent necessary to maintain the Fund’s total annual fund operating expenses less Other Expenses at a level which is no greater than 1.75% of the net assets attributable to total annual Fund operating expenses. UBSTC shall be entitled to recoup such amounts as such time as the net total expenses for the Fund fall below the expense limitation for the annual period, provided that (i) such recoupment does not cause the Fund’s net total expenses to exceed (a) the expense limitation at the time the fees are waived or (b) the expense limitation in effect at the time of such reimbursement and (ii) the recoupment is made within three years of the date as of which UBSTC reduced its compensation and/or assumed the expense. The recoupment of prior year expenses totalized $10,048 for the fiscal year ended March 31, 2024. The excess expenses potentially reimbursable by UBSTC at March 31, 2024, are approximately $442,000 and are distributed as reflected in the table that follows. The Expense Limitation Agreement is effective through June 30, 2025, and may be renewed for successive one-year periods.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

International Portfolio I	03/31/25	03/31/26	03/31/27	Large Cap Core Portfolio I	03/31/25	03/31/26	03/31/27
Class A units	$12,075	$15,370	$43,006	Class A units	$12,358	$8,737	$32,825
Class L units	-	-	-	Class L units	8,686	3,566	14,695
Total	$12,075	$15,370	$43,006		$21,044	$12,303	$47,520

Large Cap Growth Portfolio I	03/31/25	03/31/26	03/31/27	Large Cap Value Portfolio I	03/31/25	03/31/26	03/31/27
Class A units	$11,864	$10,543	$36,598	Class A units	$5,295	$13,380	$29,046
Class L units	7,148	3,344	13,710	Class L units	4,286	4,079	10,510
Total	$19,012	$13,887	$50,308		$9,581	$17,459	$39,556

Mid Cap Core Portfolio I	03/31/25	03/31/26	03/31/27	Small Cap Core Portfolio I	03/31/25	03/31/26	03/31/27
Class A units	$8,937	$12,758	$27,389	Class A units	$12,786	$15,350	$42,191
Class L units	5,107	4,612	12,353	Class L units	-	-	-
Total	$14,044	$17,370	$39,742		$12,786	$15,350	$42,191

The net effect of the Expense Limitation Agreement was to decrease the operating expenses of the Fund and increase net investment gain for the fiscal year ended March 31, 2024.

Directors’ Fees

Certain Fund officers also officers of UBSTC. The six independent directors of the Fund’s Board are paid based upon an agreed fee up to $1,000 per fund per Board meeting, plus expenses, and $500 per fund for each quarterly Audit Committee meeting, plus expenses. For the fiscal year ended March 31, 2024, the independent directors of the Fund were paid an aggregate compensation and expenses of $30,348. The Directors fee payable amounted to $6,000 as of March 31, 2024.

Other Transactions

During the fiscal year ended March 31, 2024, all purchases and sales of equity securities were investments of unaffiliated parties.

Affiliate-Other:

The Fund has cash due from UBSTC amounting to $5,806,893, consisting of a cash portion that is invested in an overnight swift account for operational purposes, as follows:

Portfolio	Due from affiliate
International Portfolio I	$459,725
Large Cap Core Portfolio I	1,256,643
Large Cap Growth Portfolio I	1,512,922
Large Cap Value Portfolio I	1,219,001
Mid Cap Core Portfolio I	854,730
Small Cap Core Portfolio I	503,872

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

3.	Unit Transactions

Unit transactions for the fiscal years ended March 31, 2024, and March 31, 2023, were as follows:

International Portfolio I:
	For the fiscal year ended March 31, 2024		For the fiscal year ended March 31, 2023

	Units	Amount	Units	Amount

Class A:
Units Sold	-	$-	-	$-
Units Redeemed	(72,454)	(691,668)	(68,143)	(578,248)
Units Reinvested	57	544	-	-

Net decrease from capital share transactions	(72,397)	$(691,124)	(68,143)	$(578,248)

Large Cap Core Portfolio I:
	For the fiscal year ended March 31, 2024		For the fiscal year ended March 31, 2023

	Units	Amount	Units	Amount

Class A:
Units Sold	-	$-	-	$-
Units Redeemed	(15,990)	(573,240)	(9,808)	(298,634)

Net decrease from capital share transactions	(15,990)	$(573,240)	(9,808)	$(298,634)

Large Cap Growth Portfolio I:
	For the fiscal year ended March 31, 2024		For the fiscal year ended March 31, 2023

	Units	Amount	Units	Amount

Class A:
Units Sold	-	$-	-	$-
Units Redeemed	(33,277)	(1,351,375)	(5,937)	(186,945)

Net decrease from capital share transactions	(33,277)	$(1,351,375)	(5,937)	$(186,945)

Large Cap Value Portfolio I:
	For the fiscal year ended March 31, 2024		For the fiscal year ended March 31, 2023

	Units	Amount	Units	Amount

Class A:
Units Sold	-	$-	-	$-
Units Redeemed	(46,553)	(1,089,052)	(12,832)	(293,068)
Units Reinvested	106	2,462	-	-

Net decrease from capital share transactions	(46,447)	$(1,086,590)	(12,832)	$(293,068)

Class L:
Units Sold	-	$-	-	$-
Units Redeemed	-	-	-	-
Units Reinvested	22	146	-	-

Net decrease from capital share transactions	22	$146	-	$-

Mid Cap Core Portfolio I:
	For the fiscal year ended March 31, 2024		For the fiscal year ended March 31, 2023

	Units	Amount	Units	Amount

Class A:
Units Sold	-	$-	-	$-
Units Redeemed	(29,181)	(1,185,621)	(7,828)	(276,622)

Net decrease from capital share transactions	(29,181)	$(1,185,621)	(7,828)	$(276,622)

Small Cap Core Portfolio I:
	For the fiscal year ended March 31, 2024		For the fiscal year ended March 31, 2023

	Units	Amount	Units	Amount

Class A:
Units Sold	-	$-	-	$-
Units Redeemed	(9,649)	(272,467)	(12,414)	(343,219)

Net decrease from capital share transactions	(9,649)	$(272,467)	(12,414)	$(343,219)

Since April 2016, there are no Class L units outstanding for the International Portfolio I. However, Class L units are presently offered for purchase at a par value of $10.00 per unit.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

Since December 2018, there are no Class L units outstanding for the Small Cap Core Portfolio. However, Class L units are presently offered for purchase at a par value of $10.00 per unit.

4.	Securities Transactions

The cost of portfolio securities purchased and proceeds from sales of portfolio securities for the fiscal year ended March 31, 2024, were as follows:

Portfolios	Purchases	Sales

International Portfolio I	814,398	1,087,415
Large Cap Core Portfolio I	2,154,687	2,199,221
Large Cap Growth Portfolio I	4,082,876	4,550,870
Large Cap Value Portfolio I	449,388	921,402
Mid Cap Core Portfolio I	649,693	1,279,201
Small Cap Core Portfolio I	561,097	943,692

5.	Long Futures Contracts

The Fund engaged in the following transactions as of March 31, 2024, related to long futures contracts:

International Portfolio I		Notional Amount at		Variation Margin
	No. of Contracts	Cost	Net Unrealized Gain (Loss)	Asset	Liablility
Balance at March 31, 2023	6	$607,860	$21,330	$2,730	$-
Purchases	20	2,184,685
Sales	(22)	(2,326,045)
Balance at end of the year*	4	$466,500	$4,640	$-	$1,700
* At March 31, 2024, the Portfolio had 4 Equity Index E-Mini MSCI EAFE long futures contracts that expire on June 21, 2024.

Large Cap Core Portfolio I		Notional Amount at		Variation Margin
	No. of Contracts	Cost	Net Unrealized Gain (Loss)	Asset	Liablility
Balance at March 31, 2023	5	$972,687	$62,313	$14,500	$-
Purchases	22	5,136,313
Sales	(23)	(5,072,250)
Balance at end of the year*	4	$1,036,750	$24,550	$-	$7,512
* At March 31, 2024, the Portfolio had 4 Equity Index E-Mini S&P 500 long futures contracts that expire on June 21, 2024.

Large Cap Growth Portfolio I		Notional Amount at		Variation Margin
	No. of Contracts	Cost	Net Unrealized Gain (Loss)	Asset	Liablility
Balance at March 31, 2023	11	$1,260,044	$105,001	$22,495	$-
Purchases	38	5,646,830
Sales	(41)	(5,557,806)
Balance at end of the year*	8	$1,349,068	$25,332	$-	$4,112
* At March 31, 2024, the Portfolio had 8 Equity Index Russell 1000 Mini long futures contracts that expire on June 21, 2024.

Large Cap Value Portfolio I		Notional Amount at		Variation Margin
	No. of Contracts	Cost	Net Unrealized Gain (Loss)	Asset	Liablility
Balance at March 31, 2023	18	$1,307,575	$53,405	$17,550	$-
Purchases	63	5,034,370
Sales	(68)	(5,221,111)
Balance at end of the year*	13	$1,120,834	$38,116	$-	$164
* At March 31, 2024, the Portfolio had 13 Equity Index Russell 1000 Mini long futures contracts that expire on June 21, 2024.

Mid Cap Core Portfolio I		Notional Amount at		Variation Margin
	No. of Contracts	Cost	Net Unrealized Loss	Asset	Liablility
Balance at March 31, 2023	4	$970,580	$42,100	$18,040	$-
Purchases	13	3,504,879
Sales	(14)	(3,585,980)
Balance at end of the year*	3	$889,479	$33,531	$31,251	$-
* At March 31, 2024, the Portfolio had 3 Equity Index E-Mini S&P Midcap 400 long futures contracts that expire on June 21, 2024.

Small Cap Core Portfolio I		Notional Amount at		Variation Margin
	No. of Contracts	Cost	Net Unrealized Loss	Asset	Liablility
Balance at March 31, 2023	6	$527,970	$16,080	$9,630	$-
Purchases	22	2,124,238
Sales	(23)	(2,136,908)
Balance at end of the year*	5	$515,300	$20,975	$925	$-
* At March 31, 2024, the Portfolio had 5 Equity Index Russell 2000 Mini long futures contracts that expire on June 21, 2024.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

The following table represents the average underlying notional amount of long futures contracts during the year:

Portfolio	Average Notional Amount
International Portfolio I	$578,615
Large Cap Core Portfolio I	1,247,061
Large Cap Growth Portfolio I	1,412,379
Large Cap Value Portfolio I	1,279,286
Mid Cap Core Portfolio I	906,883
Small Cap Core Portfolio I	537,262

The long futures contracts for each Portfolio are managed by UBS AMPR. These long futures contracts are equity contracts. The following tables present the effect of long futures contracts on the Statement of Operations for the fiscal year ended March 31, 2024, by underlying risk exposure:

Amount of net realized gain (loss) and unrealized net appreciation (depreciation) on long futures contracts recognized in income:
Portfolio	Risk Exposure	Derivative Contract	Net Realized Gain (Loss)	Change in Unrealized Net Appreciation (Depreciation)
International Portfolio I	Equity Index	Futures contract	$49,639	$(16,690)
Large Cap Core Portfolio I	Equity Index	Futures contract	279,405	(37,763)
Large Cap Growth Portfolio I	Equity Index	Futures contract	466,738	(79,669)
Large Cap Value Portfolio I	Equity Index	Futures contract	166,666	(15,289)
Mid Cap Core Portfolio I	Equity Index	Futures contract	134,843	(8,569)
Small Cap Core Portfolio I	Equity Index	Futures contract	51,775	4,895

The following table presents the amount of cash pledged as collateral for futures contracts on the Statement of Assets and Liabilities as of March 31, 2024:

Portfolio	Cash Restricted for Future Contracts
International Portfolio I	$69,535
Large Cap Core Portfolio I	91,430
Large Cap Growth Portfolio I	124,810
Large Cap Value Portfolio I	104,154
Mid Cap Core Portfolio I	82,211
Small Cap Core Portfolio I	99,735

6. Concentration of Risk

Concentration of risk that arises from financial instruments exists for groups of investments or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of risk arises from the Fund’s investment securities in relation to the location of issuers or the industries they are engaged in. The concentration by location of issuers and by industries is shown in the Schedule of Investments. At March 31, 2024, the Fund had cash due from UBSTC consisting of a time deposit open account with Citibank Puerto Rico with an aggregate market value as follows:

Portfolios	Puerto Rico Investments	% of Net Assets
International Portfolio I	$459,725	17.65%
Large Cap Core Portfolio I	1,256,643	17.11%
Large Cap Growth Portfolio I	1,512,922	17.73%
Large Cap Value Portfolio I	1,219,001	19.26%
Mid Cap Core Portfolio I	854,730	16.67%
Small Cap Core Portfolio I	503,872	17.28%

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

These deposits were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government or any of its subdivisions. However, they are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000.

Each Portfolio intends to invest at least 20% of its total assets in equity or taxable fixed-income securities, including cash equivalents, issued by Puerto Rico entities (i.e.; the “Puerto Rico Securities Portion”), and such investments will normally consist of cash equivalents. Therefore, the Fund is more susceptible to factors affecting issuers of Puerto Rico securities than an investment company that is not concentrated in Puerto Rico securities to such degree. However, if any Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers (i.e., the 50 States comprising the United States) which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders.

Common stocks and other similar equity securities generally are the riskiest investments in a company and they fluctuate in value more than bonds. A Portfolio could lose all of its investment in a company’s stock.

Certain entities or individuals currently may own (beneficially or of record) or control 5% or more of the units of the International Portfolio I, Large Cap Core Portfolio I, Large Cap Growth Portfolio I, Large Cap Value Portfolio I, Mid Cap Core Portfolio I, and Small Cap Core Portfolio I. Redemptions by these entities or individuals of their holdings in one or more of these Portfolios may impact such Portfolio’s liquidity and NAV. These redemptions may also force such Portfolio to sell securities.

7. Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments. Some of these requirements and limitations are imposed by statute or by regulation while others are imposed by procedures established by the Board. The most significant requirements and limitations are discussed below.

Each Portfolio intends to invest up to 80% of its total assets in common stocks and other equity securities of U.S. or foreign companies and intends to invest at least 20% of its total assets in equity or taxable fixed-income securities issued by Puerto Rico entities. The Fund’s Investment Adviser will manage the Puerto Rico Securities Portion of each Portfolio directly.

Securities held in each Portfolio may be issued by Puerto Rico or U.S. issuers; generally the Portfolios invest primarily in securities of U.S. issuers, with the exception of the International Portfolio I, which primarily invests in sponsored or unsponsored American Depositary Receipts (“ADRs”) representing interests in securities of foreign issuers and foreign stocks.

Each Portfolio may make certain short-term high-quality investments of up to 100% of its assets for temporary or defensive purposes, subject to certain conditions. Temporary investments of each Portfolio will be invested in money market funds or other temporary investments and may lend its securities to qualified buyers. Each Portfolio also may invest in repurchase agreements, derivative instruments, and when issued and delayed delivery securities with respect to its Puerto Rico Securities Portion. In addition, the Fund, on behalf of a Portfolio, may borrow money in an amount up to 5% of such Portfolio’s total assets for temporary purposes and to meet redemptions.

8. Components of Distributable Earnings (Accumulated Losses)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities was as follows:

	International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I
Cost of Investments	$1,767,697	$3,551,660	$4,610,724	$3,406,079
Gross appreciation	$348,955	$2,483,321	$2,284,167	$1,686,191
Gross depreciation	(102,183)	(30,820)	(42,392)	(190,747)
Net appreciation (depreciation)	246,772	2,452,501	2,241,775	1,495,444

	Mid Cap Core Portfolio I	Small Cap Core Portfolio I
Cost of Investments	$3,337,714	$2,131,623
Gross appreciation	$947,920	$302,862
Gross depreciation	(160,698)	(277,871)
Net appreciation (depreciation)	787,222	24,991

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

The Fund’s policy, as stated in the Prospectus, is to distribute substantially all net income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less the net income earned in a particular year.

The undistributed net income (loss) and components of total distributable (accumulated losses) at the fiscal years ended March 31, 2024, and March 31, 2023, were as follows:

March 31, 2024:

	International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I
Undistributed net income (loss) at the end of the year	$41,964	$(686,476)	$(1,397,020)	$(68,698)
Accumulated net realized gain (loss) from investment and futures	(30,036)	5,553,195	7,659,509	4,863,428
Unrealized net appreciation (depreciation) from investment and futures	251,411	2,477,054	2,266,527	1,533,560
Total Distributable Earnings (Accumulated Loss)	$263,339	$7,343,773	$8,529,016	$6,328,290
	-
	Mid Cap Core Portfolio I	Small Cap Core Portfolio I
Undistributed net income (loss) at the end of the year	$(757,253)	$(549,648)
Accumulated net realized gain (loss) from investment and futures	5,064,082	3,418,530
Unrealized net appreciation (depreciation) from investment and futures	820,753	45,966
Total Distributable Earnings (Accumulated Loss)	$5,127,582	$2,914,848

March 31, 2023:

	International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I
Undistributed net investment gain (loss) at the end of the year	$36,903	$(626,819)	$(1,289,647)	$(82,312)
Accumulated net realized gain (loss) from investment and futures	(210,390)	6,756,675	9,458,614	5,082,397
Unrealized net appreciation (depreciation) from investment and futures	180,484	1,160,477	713,161	1,619,842
Total Distributable Earnings (Accumulated Loss)	$6,997	$7,290,333	$8,882,128	$6,619,927

	Mid Cap Core Portfolio I	Small Cap Core Portfolio I
Undistributed net investment gain (loss) at the end of the year	$(714,902)	$(529,035)
Accumulated net realized gain (loss) from investment and futures	7,277,833	4,852,807
Unrealized net appreciation (depreciation) from investment and futures	(384)	(142,188)
Total Distributable Earnings (Accumulated Loss)	$6,562,547	$4,181,584

9. Risks and Uncertainties

The Fund and its Portfolios are exposed to various types of risks, such as portfolio manager oversight, conflict of interest, equity, geographic concentration, industry concentration, futures, fixed income securities, non-diversification, fund of funds and bankruptcy risks, among others. This list is qualified by reference to the more detailed information provided in the offering documentation for the securities issued by the Fund.

Investment and Market Risk. Each Portfolio’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general.

Puerto Rico and other countries and regions in which the Fund may invest where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm and hurricane), epidemics/pandemics or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Adviser’s ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks, could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Adviser has offices or where the Fund or the Investment Adviser otherwise do business. Other acts of war (e.g., war, invasion, acts of foreign enemies, hostilities and

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Portfolios. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. A pandemic or any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Portfolios. To the extent the Portfolios are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Portfolio Risk. There is no assurance that the investment approaches used by the Investment Adviser or the Equity Portion Portfolio Managers selected by the Investment Adviser will be successful, and certain Portfolios may be more or less successful than others. The overall benefit of an investment in the Fund also may depend on the investor’s choices among the Portfolios.

Conflicts of Interest Risk. The Investment Adviser (and its affiliates) may have interests that compete with those of the Fund and the Portfolios, for example, because they may engage in transactions directly with the Fund, subject to applicable law. Those entities and the Equity Portion Portfolio Managers also may have interests in, or business relationships with, a company in which the Portfolio invests, and those interests may conflict with those of the Portfolio.

Equity Risk. Common stocks and other similar equity securities generally are more risky investments in a company and they fluctuate in value more than bonds. The Portfolios could lose all of their investment in a company’s stock.

Foreign Securities Risk. The International Portfolio I invests primarily in ADRs representing interests in securities of foreign issuers. While ADRs are not necessarily denominated in the currencies of the foreign securities that they represent, they are subject to many of the risks associated with foreign securities. Such risks can increase the chances that the applicable Portfolio will lose money. These risks include difficulties in pricing securities, defaults on foreign government securities, difficulties enforcing favorable legal judgments in foreign courts and political and social instability. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Puerto Rico Concentration Risk. Under normal conditions, the Portfolio will invest the Puerto Rico Securities Portion in cash equivalents. However, to the extent the Portfolios invests in other Puerto Rico securities, they will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. As a result, changes in the market value of a single investment in the Puerto Rico Securities Portion of the Portfolios could cause significant fluctuations in the Portfolios’ NAV. In addition, the investments in the Puerto Rico Securities Portion had previously been concentrated in the stocks of Puerto Rico financial services companies. Because market risk may affect a single issuer, industry (such as Puerto Rico financial services companies), or sector of the economy, the Portfolios may experience greater price volatility than if they held more diversified investments.

In addition, certain Puerto Rico Securities may have periods of illiquidity. These factors may affect the Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by the Portfolios in such securities is subject to their availability in the open market.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

Futures. The Portfolios may invest a portion of their Equity Portion in futures contracts in the relevant stock index for each Portfolio. There are several risks accompanying the utilization of futures contracts. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Portfolios plan to utilize futures contracts only if an active market for such contracts exists, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

Derivatives Risk. The Portfolios may use financial instruments referred to as derivatives with respect to their respective Puerto Rico Securities Portion, which derive their value from another security, a commodity (such as gold or oil), or an index (a measure of value or rates). The Portfolios’ investments in derivatives may fall more rapidly than other investments. Derivatives, because of their increased volatility and potential leveraging effect, may adversely affect the Portfolios. For example, investments in derivatives linked to an equities or commodities index may subject a Portfolio to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. If a Portfolio invests in derivative instruments, it could lose more than the principal amount invested. For example, investments in futures involve the risk of imperfect correlation between movements in the price of such futures and movements in the price of the underlying securities or interest rates.

Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value at-risk. To ensure compliance with this Rule, the Fund has adopted policies and procedures as a limited derivatives user. This Fund limits its derivative exposure to 10% of its net assets, therefore, will not be required to adopt a full derivative risk management program and would not be subject to the Rule 18f-4’s board oversight and reporting requirements. The Fund still must adopt policies and procedures reasonably designed to manage the Fund’s level of derivatives risk. Also, the Fund should be required to manage its derivatives risk, including, but not limited to, leverage risk, market risk, liquidity risk, counterparty risk, operational risk, legal risk, and any risks that the Adviser deems material. Such risk management includes daily monitoring of the Fund’s derivatives exposure.

Credit and Interest Rate Risks. Each Portfolio is authorized with respect to its Puerto Rico Securities Portion to invest in bonds and other income-producing securities, such as preferred stock. These securities are subject to credit risk and interest rate risk.

Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. The Portfolios may invest in preferred stock and subordinated debt of Puerto Rico issuers that may be unrated or rated below investment grade, provided that either (i) the issuer of such preferred stock or subordinated debt has senior unsecured debt rated investment grade by a nationally recognized statistical rating organization or (ii) if such issuer does not have senior unsecured debt rated investment grade, the Fund’s Investment Adviser or sub-advisers determine that such issuer’s senior unsecured debt is of comparable credit quality. The Portfolios also may invest in other debt securities rated below investment grade, or that the Fund’s Investment Adviser or sub-advisers determine to be below investment grade quality, provided that the amount invested in such debt securities may not exceed 5% of the Puerto Rico Securities Portion of each Portfolio’s total assets.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise and that the value of a Portfolio’s investments in bonds will fall as a result.

Illiquid Securities Risk. The Portfolios may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. It is presently anticipated that illiquid investments may be made with respect to the Puerto Rico Securities Portion of the Portfolio.

Segregation of Portfolios. The Fund intends to segregate the assets of each Portfolio so that an investor has the exclusive right to the assets, income, and profits from the Portfolio(s) in which it invests, and only bear the expenses, deductions, and costs properly attributable or allocated to those Portfolio(s).

The Fund also intends that creditors of any Portfolio only will have recourse to the assets in that Portfolio. There can be no assurance, however, that efforts to affect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

Equity Portion Portfolio Manager Oversight Risks. Because the Equity Portion Portfolio Manager, or other sub-adviser engaged directly by the Investment Adviser, makes trading decisions on behalf of the Portfolios independently, the Investment Adviser may not always have access to information concerning the securities positions of the Portfolios at a given point in time. Delays in receipt of such information may hinder the Investment Adviser’s oversight of the Equity Portion Portfolio Manager and/or sub-advisers.

Mid and Small Cap Company Risk. The Mid Cap Core Portfolio I and the Small Cap Core Portfolio I may invest to a significant degree in common stocks of mid and small cap companies, respectively. These companies present greater risks because they generally are more vulnerable to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

Russia-Ukraine Conflict Risk. The Russian Federation invaded Ukraine on February 24, 2022. Geopolitical tensions have risen significantly in response and the United States, the United Kingdom, European Union member states, and other countries have imposed economic sanctions on the Russian Federation, parts of Ukraine, as well as various designated parties. As further military conflicts and economic sanctions continue to evolve, it has become increasingly difficult to predict the impact of these events or how long they will last. Depending on direction and timing, the Russian Federation-Ukraine conflict may significantly exacerbate the normal risks associated with the Fund and its Portfolios, and result in adverse changes to, among other things: (i) general economic and market conditions; (ii) shipping and transportation costs and supply chain constraints; (iii) interest rates, currency exchange rates, and expenses associated with currency management transactions; (iv) demand for investments; (v) available credit in certain markets; (vi) import and export activity from certain markets; and (vii) laws, regulations, treaties, pacts, accords, and governmental policies. Economic and military sanctions related to the Russian Federation-Ukraine conflict, or other conflicts, have the potential to gravely impact markets, global supply and demand, import/export policies, and the availability of labor in certain markets. There is no guarantee that such sanctions and economic actions will abate or that more restrictive measures will not be put in place in the near term. Moreover, it is expected that the Russian Federation-Ukraine military conflict could spark further sanctions and/or military conflicts which will impact other regions. The foregoing could seriously impact the Fund’s operations, its ability to realize its investment objectives in a timely manner, and the performance of the Portfolios.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the fiscal year ended March 31, 2024

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not had prior claims or losses for indemnifications and expects the risk of loss to be remote.

11. Subsequent Events

Events and transactions from April 1, 2024, through May 28, 2024 (the date the financial statements were available to be issued), have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below:

Dividends:

On May 20, 2024, the Board declared an ordinary net investment gain dividend in the issued and outstanding Class A and Class L unites of the Fund. Refer to table below for a detail of dividends declared:

	Class A		Class L
	Amount	Per Unit	Amount	Per Unit
International Portfolio I	$ 5,701	$ 0.02300	$ -	$ -
Large Cap Value Portfolio I	12,443	0.07100	4,366	0.06100

The dividends declared above were subject to a 15% tax withholding and the net after tax dividend will be paid on May 31, 2024, to the holders of record of the issued and outstanding Class A and Class L units of the respective Portfolio on May 17, 2024.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Multi-Select Securities Fund for Puerto Rico Residents

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of International Portfolio I, Large Cap Core Portfolio I, Large Cap Growth Portfolio I, Large Cap Value Portfolio I, Mid Cap Core Portfolio I, and Small Cap Core Portfolio I (the six funds constituting the Multi-Select Securities Fund for Puerto Rico Residents, hereafter referred to as the “Funds”), including the schedules of investments, as of March 31, 2024, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York

May 28, 2024

OTHER INFORMATION (Unaudited)

Management of the Fund

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge upon request by calling the Fund at 787-250-3600.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

Independent Directors
Agustin Cabrer (75)	Director	Director since 2003	President of Antonio Roig Sucesores (land holding enterprise with commercial properties) since 1995; President of Libra Government Building, Inc. (administration of court house building) since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting) for the last five years; President of CC Development, LLC (construction supervision and management consulting) since 2021; and Director of V. Suarez & Co. (food and beverage distribution company) since 2002.	17 funds	None
Vicente J. León (85)	Director	Director since 2021	Independent business consultant since 1999;	17 funds	None
Carlos Nido (59)	Director	Director since 2007	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2016.	24 funds	None
Luis M. Pellot (75)	Director	Director since 2003	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (legal services business), since 1989.	24 funds	None
Clotilde Pérez (72)	Director	Director since 2009	Consultant for Corporate Development of V. Suarez & Co., Inc. since 2022; Vice President Corporate Development Officer of V. Suarez & Co., Inc. (food and beverage wholesale distribution business) from 1999 until 2022.	24 funds	None
José J. Villamil (84)	Director	Director since 2021	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc. (consulting business) since 2005.	17 funds	None

Interested Director

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Carlos V. Ubiñas (69)****	Director, Chairman of the Board of Directors, and President	President since 2015; Chairman of the Board of Directors since 2012; and Director since 2003	Managing Director, Vice Chairman of Wealth Management and President of UBS Trust Company of Puerto Rico; Chief Executive Officer of UBS Financial Services Inc of Puerto Rico from 2009 to 2021; President of UBS Financial Services Inc. of Puerto Rico since 2005; Managing Director, Head of Asset Management and Investment Banking of UBS Financial Services Inc of Puerto Rico. since 2014.	17 funds	None

Officers
Leslie Highley (77)	Senior Vice President	Senior Vice President since 2005	Managing Director of UBS Trust PR; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Residents Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	Not applicable	None
William Rivera (65)	First Vice President and Treasurer	First Vice President since 2005 and Treasurer since 2015	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Puerto Rico since 1987. UBS Asset Managers, UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.	Not applicable	None
Javier Rodríguez (51)	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer since 2005	Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002. Management from 1998 to 2002. UBS Trust PR is an affiliate of the Fund.	Not applicable	None
Liana Loyola (63)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None
Luz Colon (49)	Chief Compliance Officer	Chief Compliance Officer since 2013	Executive Director and Chief Compliance Officer of UBS Asset Managers of Puerto Rico and the Funds; CCO for UBS Fund Advisor (RIA for private equity funds) from 2019 to 2022; Co- CCO for the Puerto Rico Investors Family of Funds, which is co-managed by UBS Asset Managers of Puerto Rico and Banco Popular of Puerto Rico, from 2013 to 2021.	Not applicable	None
Heydi Cuadrado (43)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008.	Not applicable	None
Gustavo Romañach (49)	Assistant Vice President	Assistant Vice	Director of UBS Asset Managers of Puerto Rico since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers of	Not applicable	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
		President since 2019	Puerto Rico since 2009; Assistant Vice- President of UBS Asset Managers of PR since 2003.

*    The address of each Director and officer is UBS Trust Company of Puerto Rico, American International Plaza – Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

**   Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

***    The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and U.S. Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund Inc. II; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc..; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico. The Co-Advised Family of Funds is co-advised by UBS Asset Managers of Puerto Rico and Popular Asset Management, a division of Banco Popular de Puerto Rico. Messrs. Nido and Pellot and Ms. Perez also serve on the Board of Directors of each of the investment companies comprising the Co-Advised Family of Funds.

****   Considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment with, the Fund’s investment adviser, or an affiliate thereof.

Unitholder Meeting

The overall management of the business and affairs of the Fund is vested with UBS Trust Company of Puerto Rico, as a trustee of the Fund (the “Trustee”) and the Board of Directors. The Fund does not hold annual or other regular meetings of unitholders for the purpose of electing directors or otherwise. The unitholders do not have the right to elect directors, except if less than 50% of all directors then holding office shall have been initially designated to such office by the Trustee or elected to such office by the holders of the outstanding units of the Fund. At such election meeting, directors shall be elected to succeed those directors who have been elected by the Board of Directors since the previous election meeting, so that at least 66 2/3% of the Directors holding office shall have been elected by the unitholders.

At inception of the Fund, the initial members of the Board of Directors were appointed by the Trustees and UBS Financial Services Inc. Subsequently, upon the occurrence of any vacancy and in accordance with the Fund’s Deed of Trust, as amended, such vacancy was filled by appointment by a majority of the remaining members of the Board of Directors or, if an independent director, by appointment by a majority of the remaining independent directors.

A unitholder meeting was called because less than a majority of the members of the Board consists of persons other than the directors initially selected to serve on the Board of Directors or subsequently elected by the unitholders. Such unitholder meeting was held on September 7, 2023 (the “Unitholder Meeting”). The voting results for the proposals considered at the Unitholder Meeting were as follows:

1.

Election of Directors. The stockholders of the Fund elected Carlos Nido and Clotilde Pérez to the Board of Directors, to hold office until his removal, resignation, attaining the age of 85 years, or death.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Carlos Nido	955,897	3,503
Clotilde Pérez	955,897	3,503

Disclosure of Fund Expenses

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the one half year period shown and held for the entire period (October 1, 2023 to March 31, 2024).

The table below illustrates your Fund’s costs in two ways.

●

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the year. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

●

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Funds’ actual return — the account values shown do not apply to your specific investment.

INTERNATIONAL PORTFOLIO I - CLASS A	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,100	0.88%	$4.62
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

LARGE CAP CORE PORTFOLIO I - CLASS A	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,312	0.88%	$5.09
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

LARGE CAP CORE PORTFOLIO I - CLASS L	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,312	0.88%	$5.09
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

LARGE CAP GROWTH PORTFOLIO I - CLASS A	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,408	0.88%	$5.30
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

LARGE CAP GROWTH PORTFOLIO I - CLASS L	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,408	0.89%	$5.36
Hypothetical 5% Return	1,000	1,021	0.89%	$4.46

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

LARGE CAP VALUE PORTFOLIO I - CLASS A	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,085	0.89%	$4.64
Hypothetical 5% Return	1,000	1,021	0.89%	$4.46

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

LARGE CAP VALUE PORTFOLIO I - CLASS L	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,085	0.89%	$4.64
Hypothetical 5% Return	1,000	1,021	0.89%	$4.46

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

MID CAP CORE PORTFOLIO I - CLASS A	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,266	0.88%	$4.99
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

MID CAP CORE PORTFOLIO I - CLASS L	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,266	0.88%	$4.98
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

SMALL CAP CORE PORTFOLIO I - CLASS A	Beginning Account Value 10/1/2023	Ending Account Value 3/31/2024	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$1,043	0.88%	$4.50
Hypothetical 5% Return	1,000	1,021	0.88%	$4.41

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Privacy Notice

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules, or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,

•	Written and electronic correspondence,

•	Telephone contacts,

•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

•	Website visits,

•	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Statement Regarding Availability of Quarterly Portfolio Schedule.

Until registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT with the U.S. Securities and Exchange Commission (the “SEC”). After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling 787-250-3600 and on the SEC’s website at http://www.sec.gov.

Statement Regarding Basis for Approval of Investment Advisory Contract and Investment Sub-Advisory Agreements

The Board of the Fund met on May 10, 2024 (the “Meeting”) to consider the approval of the Investment Advisory Contract by and between the Fund and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”), as well as the Investment Sub-Advisory Agreements (collectively with the Investment Advisory Contract, the “Advisory Agreements”) by and between UBS Asset Managers of Puerto Rico and each of Atalanta Sosnoff Capital, LLC, Cambiar Investors, LLC, The London Company of Virginia, LLC and Winslow Capital Management, LLC (the Sub-Advisers, taken together with the Investment Adviser, the “Investment Advisers”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Investment Adviser, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective(s). The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Investment Advisers with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreements. In evaluating the Advisory Agreements, including the specific fee structures and other terms of such agreements, the Board was informed by multiple years of analysis and discussion amongst themselves and the Investment Advisers. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreements for the Fund were fair and reasonable and that the Investment Advisers’ fees were reasonable in light of the services provided to the Fund.

Nature, Extent, and Quality of Services. In evaluating the Advisory Agreements, the Board considered, in relevant part, the nature, extent and quality of the Investment Advisers’ services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Investment Advisers provide to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory, or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Investment Advisers provide portfolio management services for the Fund. In addition to portfolio management, as applicable, the Board considered the wide range of administrative or non-advisory services the Investment Advisers provide to manage and operate the Fund (in addition to those provided by other third parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent, and other intermediaries); Board support and administration (such as overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions); shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually, overseeing the preparation of the Fund’s registration statements and regulatory filings, overseeing the valuation of portfolio securities and daily pricing, helping to ensure the Fund complies with its portfolio limitations and restrictions, voting proxies on behalf of the Fund, monitoring the liquidity of the portfolios, providing compliance training for personnel and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Investment Advisers, the Independent Directors also considered the risks borne by the Investment Advisers in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent, and quality of services provided under the Advisory Agreements were satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Advisers, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one, three, five, and ten-year periods ended December 31, 2023 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreements supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) and/or representatives of the Investment Advisers during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate, and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Investment Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management and sub-advisory fee rates (together the “management fee rates”), the Board considered the Investment Advisers’ rationale for proposing the management fee rates of the Fund which included its evaluation of, among other things, the value of the potential services being provided (e.g., the expertise of the Investment Advisers with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds), and the economics to the Investment Advisers (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers, if applicable, proposed by the Investment Advisers to keep expenses to certain levels and reviewed the amounts the Investment Advisers had waived or reimbursed over the last fiscal years, if applicable; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting each Investment Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Investment Adviser for the year ended December 31, 2023. The Independent Directors also considered the overall financial condition of the Investment Advisers and the Investment Advisers’ representations regarding the stability of each firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Investment Adviser derived from its relationship with the Fund for the fiscal year ended December 31, 2023, on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Investment Adviser’s revenues, expenses, and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Investment Adviser including and excluding distribution expenses incurred by the Investment Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Investment Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of the Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Investment Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Investment Adviser. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Investment Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Investment Advisers may receive as a result of their relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Investment Advisers may receive as a result of their association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of management fee rates paid to the Investment Advisers and concluded that the indirect benefits received were reasonable.

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley Austin, LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

DLA Piper (Puerto Rico) LLC

500 Calle de la Tanca, Ochoa Building Suite 401

San Juan, Puerto Rico 00901-1969

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M. Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

•	Mutual Fund’s units are not bank deposits or FDIC insured.
•	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
•	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

Multi-Select Securities Fund for Puerto Rico Residents

(b)  Not applicable.

Item 2. Code of Ethics.

(a)  Multi-Select Securities Fund for Puerto Rico Residents (the “Fund” or the “Registrant”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code”).

(b)  No disclosures are required by this Item 2(b).

(c)  The Fund has not made any amendment to the Code during the period covered by this Form N-CSR.

(d)  There have been no waivers granted by the Fund to individuals covered by the Code during the period covered by this Form N-CSR.

(e)  Not applicable.

(f)  A copy of the Code is filed herewith as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Fund (the “Board”) has determined that it has an audit committee financial expert serving on the Fund’s Audit Committee that possesses the attributes identified in Item 3(b) to Form N-CSR.

(a)(2) The name of the audit committee financial expert is Vicente León. Mr. León has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Ernst & Young LLP (“E&Y”), the Registrant’s principal accountant.

(a)  Audit Fees. The aggregate fees billed for professional services rendered by E&Y for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended March 31, 2023, and March 31, 2024, were $115,836 and $109,929, respectively.

(b)  Audit Related Fees. The aggregate fees billed for assurance and related services by E&Y that reasonably relate to the performance of the audit of the Registrant’s financial statements and are not reported as audit fees for the fiscal years ended March 31, 2023, and March 31, 2024, were $0 and $112,320, respectively. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)  Tax Fees. The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended March 31, 2023, and March 31, 2024, were $33,408 and $33,408, respectively.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)  All Other Fees. The aggregate fees billed for any other products or services provided by E&Y for the fiscal years ended March 31, 2023, and March 31, 2024, other than the services reported in paragraphs (a) through (c) above were $0 and $0, respectively.

There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended March 31, 2023, and March 31, 2024, were pre-approved by the Audit Committee. For the fiscal years ended March 31, 2023, and March 31, 2024, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(e)(2) Not applicable.

(f)  Not applicable.

(g)  The aggregate fees billed by E&Y for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2023, and March 31, 2024, other than those disclosed in (c) and (d) above, were $0 and $0, respectively.

(h)  The Audit Committee of the Registrant’s Board considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)  Not applicable.

(j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable.

(b)  Not applicable.

Item 6. Investments.

(a)  Schedule of Investments is included as part of the report to unitholders included under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which unitholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)  The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the 1934 Act.

(b)  There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	The Code of Ethics is filed herewith.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MULTI-SELECT SECURITIES FUND FOR PUERTO RICO RESIDENTS

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	June 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	June 5, 2024

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	June 5, 2024